UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Target Hospitality Corp.

(Name of Registrant as Specified In Its Charter)

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

A word from our President & CEO
“I am proud of the commitment and dedication of our team, which led to another successful year for Target Hospitality. Through potential challenges, we remained focused on achieving our strategic priorities and further strengthening our business fundamentals. This commitment to excellence serves as a cornerstone of our ability to continue providing critical solutions to our premier customers, while simultaneously delivering consistent and strong financial results.
This foundation provides tremendous confidence as we continue focusing on strategic growth initiatives and creating value for our shareholders. I am excited about the future and look forward to another successful year for Target Hospitality”

LETTER FROM OUR CHAIR OF THE BOARD OF DIRECTORS AND PRESIDENT AND CHIEF EXECUTIVE OFFICER
April 8, 2025
Dear Fellow Stockholders,
Please mark your calendar for Target Hospitality’s Annual Meeting of Stockholders to be held on May 22, 2025, at 10:00 a.m. Central Time.
2024 Year in Review
As we look back on another successful year, 2024 illustrated the strength of Target’s business fundamentals and ability to consistently deliver strong financial results. These elements advanced the achievement of key strategic initiatives, while supporting Target’s ability to navigate potential challenges and dynamic market conditions appropriately.
The Company remained focused on providing premium solutions to world-class customers, while simultaneously expanding existing service offerings and establishing new customer relationships.
These accomplishments have continued to strengthen Target’s capital structure, centered around an optimized balance sheet with a robust liquidity profile. With this foundation, the Company is well positioned to pursue strategic growth initiatives focused on maximizing shareholder value.
Live Webcast
Please use www.virtualshareholdermeeting.com/THCORP2025 to attend the Annual Meeting, vote, and submit your questions during the meeting. You will need the control number included with these proxy materials to be admitted into the Annual Meeting.
We adopted this technology in 2019 to expand access to the meeting, improve communications and impose lower costs on our stockholders, the Company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world. Additionally, the virtual meeting format allows us to continue to proceed with the meeting while mitigating the health and safety risks to participants.
We appreciate the confidence you have placed in us through your investment in our Company and look forward to your attendance.
Sincerely,	Sincerely,

Stephen Robertson Chair of the Board of Directors	James B. Archer President and Chief Executive Officer

NOTICE OF 2025 ANNUAL
MEETING OF STOCKHOLDERS
How to Vote

Your vote is very important.
Whether or not you plan to attend the Annual Meeting via live webcast, we hope you will vote as soon as possible. You can vote in person by attending the live webcast or by proxy. Registered holders may vote their shares by mail, while beneficial owners may vote by following the instructions provided by your broker, bank or other agent. See the “Information about the Virtual Annual Meeting and Voting” section for instructions on how to vote your shares.

Attend the meeting live via webcast
Submit your proxy by internet (proxyvote.com)
Request a printed copy of the proxy materials, then complete, sign, date, and return the proxy card in the envelope provided
By telephone at 1-800-690-6903

Date & Time	Virtual Meeting
May 22, 2025 10:00 a.m. Central Time	www.virtualshareholdermeeting.com/ THCORP2025
Items of Business		Board Voting Recommendation
Proposal 1	ELECT AS DIRECTORS THE NOMINEES LISTED IN THIS PROXY STATEMENT TO SERVE UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED	“FOR”
Proposal 2	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM	“FOR”
Proposal 3	APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	“FOR”
Proposal 4	APPROVE THE SECOND AMENDMENT TO THE TARGET HOSPITALITY CORP. 2019 INCENTIVE AWARD PLAN, AS AMENDED	“FOR”
Any action on the items of business described above may be considered at the Annual Meeting, at the time and on the date specified above, or at any time and date to which the Annual Meeting may be properly postponed or adjourned. We will also consider any other business items at the Annual Meeting that are properly proposed before adjournment.
Holders of record of our common stock as of the close of business on March 25, 2025, will be entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors,
Heidi D. Lewis
Executive Vice President, General Counsel & Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 22, 2025:
This notice of annual meeting and proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2024 are available on our website at investors.targethospitality.com.
Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.

PROXY SUMMARY
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
Who We Are
Founded in 1978, Target Hospitality Corp. (the “Company,” “Target Hospitality” or “Target”) builds, owns, and operates customized facilities for a range of end-users. In fact, we are one of the largest specialty rental and hospitality services companies in North America. We also offer a full suite of cost-effective hospitality solutions, including culinary and catering, concierge, laundry, recreational facilities, transportation, and security.
We own an extensive network of geographically relocatable specialty rental accommodation units.
with approximately ~16,865 beds	across 26 communities
2024 Performance Highlights
Our exceptional 2024 results illustrate the strength in Target Hospitality’s operating position and commitment to our defined strategic initiatives. Under the leadership of our NEOs, as of December 31, 2024, we reported:
$386 million TOTAL REVENUE	$197 million ADJ. EBITDA(a)	$16.6 million INTEREST EXPENSE, NET
$33 million CAPITAL EXPENDITURES (excluding acquisitions)	$131 million DISCRETIONARY CASH FLOW (“DCF”)(a)	0x TOTAL NET LEVERAGE RATIO
Company Mission and Values
At Target Hospitality we relentlessly care about delivering on the details, never backing down from a challenge, using resources responsibly and acting with integrity. We relentlessly care because we know we are capable of making a real difference to our business.

(a)
Adjusted EBITDA and Discretionary Cash Flow are non-GAAP financial measures. For a discussion of our use of non-GAAP financial measures, including a reconciliation of (i) Adjusted EBITDA to net income (loss) and (ii) Discretionary Cash Flow to net cash provided by operating activities, please see the “Non-GAAP Financial Measures” section beginning on page 64 in Item 7 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

2025 proxy statement	1

PROXY SUMMARY
Mission	Relentlessly Serving Others
Values
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Elevate the experience. Seek ways to enhance the experience of our customers and colleagues.

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Serve others with empathy. Put ourselves in others’ shoes to understand their needs and concerns.

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Pursue excellence. Strive for continuous improvement and exceed expectations.

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Act with integrity. Be honest, ethical, and transparent in all your actions.

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Whatever it takes. Demonstrate a can-do attitude and a commitment to finding solutions.

Stockholder Outreach Highlights
We place significant importance on consistent dialogue with all our stockholders. We regularly engage in discussions with stockholders interested in our business strategy, performance, executive compensation, sustainability, governance, and other topics. During 2024, as part of our stockholder outreach, we engaged with stockholders representing over 80% of outstanding share ownership in conversations on strategy, business development, and governance who provided us with valuable insights.
Corporate Governance Highlights
WHAT WE DO

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Separate Chair of the Board and Chief Executive Officer positions

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Regular meetings of our non-management and independent directors

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Independent executive compensation consultant hired by and reporting to the Compensation Committee

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Stock ownership guidelines for directors and officers

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Regular Board refreshment and executive officer succession planning

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Annual Board and Committee evaluation process

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Annual review of Committee charters

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Majority voting policy

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Active Board oversight of Enterprise Risk Management including cybersecurity

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NACD – Full Board corporate membership to help strengthen director commitment and boardroom practices

WHAT WE DO NOT DO
■ No pledging or hedging of our common stock by directors or executive officers ■ No excise tax gross ups	■ No single-trigger acceleration of benefits upon change in control
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PROXY SUMMARY
Current Board Composition and Skills Composite
Director Nominees	Director Since	Age	Principal Occupation	Independent	Committee Memberships
					AC	CC	NCGC
James B. Archer	2019	54	President & CEO Target Hospitality
John C. Dorman	2024	74	Former Chair Online Resources Corporation
Alex Hernandez	2023	47	Former President and CEO of Talen Energy Corporation
Martin Jimmerson	2019	61	CEO and CFO of NorAm Drilling Company
Linda Medler	2022	68	Retired Brigadier General U.S. Air Force; Founder, President & CEO of LA Medler & Associates, LLC
Pamela H. Patenaude	2021	64	Former Deputy Secretary of the U.S. Department of Housing and Urban Development; Principal of Granite Housing Strategies, LLC
Stephen Robertson	2019	64	Chair of the Board & Co-founder of TDR Capital
AC = Audit Committee   CC = Compensation Committee   NCGC = Nominating, Corporate Governance Committee
 = Committee Chair      = Committee Member      = Board Chair
Our directors possess a wide range of talents, skills, and experiences that enhance their ability to oversee the management and direction of our Company.
The subsequent descriptions emphasize the skills and experiences, as self-reported by each director, that align with our Company’s characteristics and strategic priorities. It is important to note that, while directors not included in a specific category may possess a foundational understanding of the area, this presentation solely focuses on directors with expert or advanced levels of experience in the respective areas.
Competency	Directors advanced or expert
Leadership/Business Head/Administration experience is important since directors with administration experience typically possess strong leadership qualities and the ability to identify and develop those qualities in others.	7
Business Operations experience gives directors a practical understanding of developing, implementing, and assessing our operating plan and business strategy.	7
Corporate Governance experience supports our goals of strong Board and management accountability, transparency, and protection of shareholder interests.	7
Safety experience supporting the Company’s safety initiatives and regulatory compliance.	5
2025 proxy statement	3

PROXY SUMMARY
Competency	Directors advanced or expert
Finance/Capital Allocation/Risk Management experience is important in evaluating our financial statements and capital structure and overseeing the risks facing the Company.	7
Financial Expertise/Literacy experience assists our directors in understanding and overseeing our financial reporting and internal controls and demonstrates understanding of financial reporting and regulatory requirements regarding financial performance and disclosure and the ability to assess the implications of financial statements and auditors’ reports.	5
Government/Public Policy experience is relevant to the Company as it operates in a business segment that is directly affected by governmental actions.	5
Marketing/Sales experience is relevant to the Company as it seeks to identify and develop new markets for its turnkey accommodation and hospitality services solutions.	3
Strategy is important to the Company as it looks for forward thinking experience with a knowledge of potential changes and trends facing the industry and with the ability to critically assess business strategies and operations; forward-thinking innovation including those that produce new solutions or efficiencies in business models, products or operational excellence; experience with planning, evaluation and implementation of strategic outcomes; focus on long-term goals and strategic outcomes, as separate from day to day management operational experience.	6
M&A/Capital Markets is relevant to the Company as the Company seeks to diversify and expand its business and to increase its capital; experience in analyzing, identifying and evaluating corporate development opportunities.	5
Cybersecurity/IT Experience with design and implementation, or oversight of the design and implementation, of enterprise-wide information technology systems, client-based digital infrastructures, data analytics, privacy and cybersecurity strategy and policies.	3
Human Resource/Executive Performance Review/Talent Management is important to the Company as it contributes to the understanding of human resource/personnel considerations and issues for executive recruitment, compensation structures and performance reviews.	6
Board/Committee Experience and Teamwork are important to the Company as they support a strong culture of understanding, collaboration, and engagement among team members.	6
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PROXY SUMMARY
Cautionary Statement Regarding Forward Looking Statements
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. All statements other than statements of historical or current facts, including statements regarding environmental and other sustainability plans, goals, and aspirations, made in this document are forward-looking. Forward-looking statements are based on the Company’s current beliefs, expectations, and assumptions regarding the future of its business, strategic objectives, projections, anticipated economic changes and trends, and other conditions. When used in this proxy statement, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Important factors that could cause actual results to differ materially from our expectations or estimates reflected in such forward-looking statements are disclosed under “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
2025 proxy statement	5

PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 1: ELECTION OF
DIRECTORS
PROPOSAL 1 SNAPSHOT
Stockholders are being asked to elect the six director nominees named in this proxy statement for a one-year term.
The Board has nominated the six individuals below to stand for election for a one-year term expiring at the annual meeting of stockholders in 2026:
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James B. Archer

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Alex Hernandez

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Martin Jimmerson

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Linda Medler

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Pamela H. Patenaude

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Stephen Robertson

Mr. Dorman has not been renominated for reelection to the Board at the annual meeting. The Board and the Company are grateful for his contributions and his past service on the Board. Immediately following the annual meeting, the number of directors of the Board will automatically be decreased from eight (8) to six (6) members pursuant to previously adopted resolutions of the Board.
If a nominee is unable to serve, the Board may identify a substitute nominee or nominees. If that occurs, all valid proxies will be voted for the election of the substitute nominee or nominees designated by the Board. Alternatively, the Board may determine whether to keep a vacancy open or reduce the size of the Board. Messrs. Archer, Hernandez, Jimmerson, and Robertson and Mses. Medler and Patenaude are each present directors of our Company. Biographical information about each of our director nominees is contained in the section below.

The Board recommends that you vote FOR each director nominee. These individuals bring relevant experiences and a variety of perspectives that are essential to our Company’s good governance and leadership.

6	investors.targethospitality.com

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD STRUCTURE
Our Board currently consists of seven members. Each director is elected to serve a one-year term, with all directors subject to annual election.
Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.
DIRECTOR NOMINEE BIOGRAPHIES
Our Board oversees our business and affairs. Set forth below are the biographies of each of our director nominees.
James B. Archer
Director Since: 2019	Age: 54

Mr. Archer joined Target in 2009 as Chief Operating Officer and has been in his role as CEO of Target since 2014.
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With more than 25 years in the specialty rental and hospitality industries, Mr. Archer is a proven leader with a track record of success in executive management.

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Mr. Archer began with GE Capital Modular Space and then Resun Leasing from 1994 – 2004 where he primarily served in Senior Leadership roles ranging from Senior Vice President, VP of Operations and VP of Sales, before holding COO positions at other specialty rental and manufacturing companies.

The Board believes that Mr. Archer’s insight into our Company and industry from his role as our president and CEO, together with his leadership and business experience, enable him to provide meaningful guidance to our Board.
Key Qualifications and Skills:

Leadership	Operations	Corporate Governance	Safety	Finance/Risk Management	Financial Expertise/ Literacy	Government	Marketing / Sales	Strategy

M&A	Human Resources / Talent Management	Board Expertise
2025 proxy statement	7

PROPOSAL 1: ELECTION OF DIRECTORS
Alejandro (“Alex”) Hernandez
Independent Director Since: 2023	Age: 47 Committees: Audit, Compensation Other Select Directorships: Electric Reliability Council of Texas, Inc. (ERCOT)

Mr. Hernandez is an accomplished leader with over 20 years of experience in the power, utilities, renewables, nuclear, industrials and data center infrastructure sectors.
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From November 2021 through May 2023, Mr. Hernandez served as President, Chief Executive Officer and director Talen Energy Corporation, one of the largest competitive power companies in North America, as well as Chief Executive Officer of Cumulus Data, Inc., Talen Energy Corporation’s data center business which he founded, having previously served in various roles, including Chief Financial Officer of Talen Energy Corporation.

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From 2014 until 2015, Mr. Hernandez served as Chief Financial Officer, TerraForm Power Inc., which was sold to Brookfield Renewable Partners L.P.

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Earlier in his career, Mr. Hernandez worked for approximately 10 years, including as a managing director, at Goldman Sachs & Co., having joined the firm in 2005.

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Mr. Hernandez earned a Bachelor of Arts degree from Rice University, a Bachelor of Science degree from the London School of Economics (general course), and a Master of Business Administration degree from Columbia University.

The Board believes that Mr. Hernandez’s experience in finance, financial reporting, strategic planning, forecasting and M&A enable him to provide meaningful guidance to our Board and Audit Committee.
Key Qualifications and Skills:

Leadership	Operations	Corporate Governance	Safety	Finance/Risk Management	Financial Expertise/ Literacy	Strategy	M&A	Human Resources / Talent Management
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PROPOSAL 1: ELECTION OF DIRECTORS
Martin Jimmerson
Independent Director Since: 2019	Age: 61 Committees: Audit (Chair), Compensation

Mr. Jimmerson is currently the CEO and CFO of NorAm Drilling Company, which owns and operates rigs for drilling of horizontal wells in the U.S.
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Mr. Jimmerson joined NorAm Drilling Company in January 2017 as CFO and Interim CEO. Prior to that, he served as the Senior Vice President and CFO and later the Interim CEO and President of RigNet, Inc., from 2006 to June 2016, a global technology company that provides communications services, applications, real-time machine learning, and cybersecurity solutions.

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Mr. Jimmerson worked for River Oaks Imaging & Diagnostic, LP, a company that provides full modality technical diagnostic services using magnetic resonance imaging and other diagnostic equipment, as their CFO from 2002 to 2005.

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Mr. Jimmerson received a bachelor’s degree in accounting from Baylor University.

The Board believes that through Mr. Jimmerson’s experience in senior executive positions, he has significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting. Further, his experience qualifies him as an “audit committee financial expert.” He currently serves as the chair of the Audit Committee and, as the chair, he contributes significantly to the oversight of the integrity of our financial statements, internal controls and ethics and compliance functions thus enabling him to provide meaningful guidance to our Board.
Key Qualifications and Skills:

Leadership	Operations	Corporate Governance	Safety	Finance/Risk Management	Financial Expertise/ Literacy	M&A	Board Expertise
2025 proxy statement	9

PROPOSAL 1: ELECTION OF DIRECTORS
Linda Medler
Independent Director Since: 2022 Age: 68
Committees: Audit, Nominating & Corporate Governance
Other U.S. Public Company Directorships within last five years:
PNC Financial Services Group
Other Select Directorships: Transamerica Insurance (AEGON North America), CommonSpirit Health, Arizona Cyber Threat Response Alliance (former), Operation Homefront (former)

Ms. Medler has more than 20 years of experience managing cutting-edge cyber and technology strategies for highly regulated public and private financial institutions as well as within the highest levels of government.
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In 2014, Ms. Medler completed 30 years of total military service, including 27 years of service in the U.S. Air Force, retiring as a Brigadier General. Her last position held was Director of Capability and Resource Integration for the United States Cyber Command.

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She currently is Founder, President and CEO of L A Medler & Associates, LLC, providing cyber strategy and operational consulting services to a variety of commercial clients. Since October 2024, she also serves as a Principal Advisor for NATSEC, a veteran owned private equity fund.

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Ms. Medler previously served from June 2015 to December 2017 as the Chief Information Security Officer and Director of IT Security for Raytheon Missile Systems, a major business unit of Raytheon company (now Raytheon Technologies), a technology and innovation leader specializing in defense, civil government and cybersecurity solutions. She remained at Raytheon as a Cyber Advisor until 2018. During her Air Force military service, from 1987 to 2014, she served in a myriad of leadership positions, and commanded units at the Squadron, Group and Wing level, as well as serving multiple assignments for the Joint Chiefs of Staff.

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Ms. Medler currently serves on the board of directors for PNC Financial Services Group, Transamerica Insurance (AEGON North America), and Common Spirit Health, one the largest national non-profit healthcare systems, where she chairs the Audit and Compliance Committee. She previously served as a director for Operation Homefront, a national nonprofit supporting Veterans and their families from 2015 — 2023.

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Since 2020, she chaired the Transamerica Risk Committee and serves on several other board committees for the firms where she is a director, including risk, compliance, technology, audit, nomination, governance committees.

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Ms. Medler received a BBA in Management & Computer Information Systems from the University of Arkansas at Little Rock, an MS in National Security & Strategic Studies from the Naval War College, and an MBA in Management Information Systems Concentration from the University of Arizona.

The Board believes that Ms. Medler’s experience in enterprise risk oversight, cyber risk mitigation and serving in critical positions across government, private and non-profit organizations will enhance the Company’s ability to pursue strategic value-added growth opportunities within these segments, while building on the Company’s reputation as a trusted provider of critical support services to the United States Government, and thus provide meaningful guidance to our Board.
Further, she is a National Association of Corporate Directors (“NACD”) Certified Director and NACD Leadership Fellow as well as a Certified Technical Expert through the Digital Directors Network.

Key Qualifications and Skills:

Leadership	Operations	Corporate Governance	Safety	Finance/Risk Management	Government	Strategy	Cybersecurity	Human Resources / Talent Management

Board Expertise
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PROPOSAL 1: ELECTION OF DIRECTORS
Pamela H. Patenaude
Independent Director Since: 2021 Age: 64
Committees: Compensation (Chair), Nominating & Corporate Governance (Chair)
Other U.S. Public Company Directorships within last five years:
loanDepot, Inc., CoreLogic, Inc. (former)
Other Select Directorships: Home Builders Institute, Habitat for Humanity International, Bipartisan Policy Center, National Housing Conference

Ms. Patenaude is an accomplished real estate, housing policy, and disaster recovery expert with a four-decade record of achievement as an executive in government, nonprofit sector, and private industry.
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Ms. Patenaude is an Independent Director of loanDepot, Inc., chair of the Nominating and Governance Committee and a member of the Audit Committee.

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Ms. Patenaude is also a Trustee of the Home Builders Institute (HBI). Additionally, she serves on the Board of Directors for Habitat for Humanity International as well as the Board of Directors for the Bipartisan Policy Center and serves on the Board of Governors for the National Housing Conference.

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Ms. Patenaude is Principal of Granite Housing Strategies, LLC, serving as a strategic advisor for clients engaged in real estate development, affordable housing, and disaster recovery management. Ms. Patenaude served as an Independent Director of CoreLogic, Inc. and was a member of the Audit, Compensation, and Strategic Planning and Acquisition Committees.

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Ms. Patenaude served as the Deputy Secretary of the U.S. Department of Housing and Urban Development (HUD). As HUD’s Chief Operating Officer, Ms. Patenaude managed the day-to-day operations of the $52 billion cabinet level agency with a diverse portfolio of federal housing and community development programs and 7,000 employees.

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Prior to rejoining HUD, Ms. Patenaude served as the President of the J. Ronald Terwilliger Foundation for Housing America’s Families. Previously, Ms. Patenaude was the Director of Housing Policy for the Bipartisan Policy Center. Ms. Patenaude also served as Executive Vice President of the Urban Land Institute (ULI) and Founding Executive Director of the ULI Terwilliger Center for Housing.

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Earlier in her career, Ms. Patenaude served as Assistant Secretary for Community Planning and Development at HUD.

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Ms. Patenaude earned a Bachelor of Science degree from Saint Anselm College and a Master of Science degree in Community Economic Development from Southern New Hampshire University.

The Board believes that Ms. Patenaude’s experience serving as a senior executive in both the federal government and nonprofit organizations enhances our ability to pursue high economic growth opportunities and builds on the foundation the Company has created as an established provider of essential service offerings to the United States Government. She is NACD “Director Certified”. Her diverse experience and NACD certification will provide meaningful guidance to the Nominating and Corporate Governance Committee as Chair, Compensation Committee as Chair as well as to our Board as the Company executes its growth strategy.
Key Qualifications and Skills:

Leadership	Operations	Corporate Governance	Finance/Risk Management	Government	Strategy	Human Resources / Talent Management	Board Expertise
2025 proxy statement	11

PROPOSAL 1: ELECTION OF DIRECTORS
Stephen Robertson
Chair of the Board Since: 2019 Director Since: 2019	Age: 64 Other U.S. Public Company Directorships within last five years: WillScot Mobile Mini Holdings Corp. (former)

Mr. Robertson co-founded TDR Capital, a London-based private equity firm with more than €8 billion of committed capital and currently serves as a Senior Advisor.
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As a founding partner of TDR Capital, he has experience in serving on numerous company boards and the firm’s strategic investment decisions, including acquisitions, capitalizations and monetizations.

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Prior to co-founding TDR in 2002, Mr. Robertson was managing partner at DB Capital Partners, where he helped build the European leveraged buyout arm of Deutsche Bank into a leading buyout firm in Europe. He also previously spent a year as managing director of European Leveraged Finance at Merrill Lynch and nine years as managing director of European Leveraged Finance at Bankers Trust.

The Board believes that Mr. Robertson’s extensive board service and experience with mergers and acquisitions, private equity and leverage finance, together with his broad knowledge of our Company and the industrial services industry, enable him to provide meaningful guidance to our Board.
Key Qualifications and Skills:

Leadership	Operations	Corporate Governance	Safety	Finance/Risk Management	Financial Expertise/ Literacy	Government	Marketing / Sales	Strategy

M&A	Cybersecurity	Human Resources / Talent Management	Board Expertise
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PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR NOMINATIONS
Process for Nominating Directors
SOURCING CANDIDATES	The Nominating and Corporate Governance Committee solicits and receives recommendations for potential director candidates from stockholders, management, directors, and other sources.
CRITERIA	The Nominating and Corporate Governance Committee will select nominees based on independence, reputation, integrity, experience and background, depth of business experience, familiarity with national and international business matters, familiarity with the Company’s industry, other professional commitments, the ability to exercise sound judgment, and other relevant factors.
EMPHASIS ON TALENT	The Board values the full breadth of varied personal factors and professional characteristics and believes that a broad range of talents of all types provides significant benefits to the Company. The Nominating and Corporate Governance Committee Charter specifically focuses on its desire to seek Board membership that is representative of our business, stockholders, customers, and employees. In order to build and maintain a group of directors that provides effective oversight of the management of the Company, the Nominating and Corporate Governance Committee considers the Board’s overall composition when considering director candidates, including whether the Board has an appropriate mix of professional experience, skills, knowledge, viewpoints and personal backgrounds in light of the Company’s current and expected future needs.
RESULTS	Over the past two years, members of the Nominating and Corporate Governance Committee have continued their outreach to potential director candidates with a wide range of professional characteristics, such as Government services, financial and M&A expertise, that could be valuable additions to our Board and have undertaken to include individuals with a variety of backgrounds, unique perspectives and talents from which we select new director nominees. Our Board and Nominating and Corporate Governance Committee remain committed to actively seeking out candidates who strengthen the range of viewpoints on our Board.
Stockholder Nominations
The Nominating and Corporate Governance Committee considers unsolicited inquiries and director nominees recommended by stockholders in the same manner as nominees from all other sources. Recommendations should be sent to:
Corporate Secretary 9320 Lakeside Boulevard, Suite 300 The Woodlands, Texas 77381
Stockholders may nominate a director candidate to serve on the Board by following the procedures described in our bylaws.
Deadlines for stockholder nominations for Target Hospitality’s 2026 annual meeting of stockholders are included in the “Stockholder Proposals and Director Nominations for the 2026 Annual Meeting” section on page 73.
2025 proxy statement	13

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD REFRESHMENT
As part of our commitment to effective corporate governance and ensuring continued success, the Board believes that board refreshment is crucial to maintaining a dynamic leadership team that can adapt to the evolving needs of our business and industry. This process aims to improve the Board’s effectiveness, promote varied thinking, and align members’ skills and expertise with the Company’s strategic goals.
Objectives of Board Refreshment
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Skillset Alignment: Ensure that the collective skills and expertise of the Board align with the current and future strategic needs of the Company.

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Succession Planning: Identify and develop potential future leaders within the Board to ensure a smooth transition of responsibilities when necessary.

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Talent Management: Promote a range of professional backgrounds, industry experiences, and personal histories to enrich board discussions with varied perspectives.

Board Refreshment Process
The process of board refreshment is thorough and involves the following key steps:
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Regular and On-going Assessment: The Nominating and Governance Committee conducts regular assessments to evaluate the skills, experience, and contributions of each current board member. This assessment is not limited to once a year, but on an ongoing basis as needed.

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Identifying Gaps: The Nominating and Governance Committee endeavors to identify any gaps in skills or expertise that may arise due to changes in the business environment, industry trends, or company strategy.

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Search and Recruitment: When a need for new directors is identified, the Nominating and Governance Committee conducts a thorough search and recruitment process to identify candidates with the requisite skills and qualifications.

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Onboarding: Newly appointed directors undergo a comprehensive onboarding process to familiarize themselves with the Company’s culture, operations, strategy, and governance practices.

Recent Board Changes
Over the past two years, the Board has actively engaged in a comprehensive refreshment process, facilitated by a prominent executive search firm, to ensure that the Board possesses the optimal blend of skills, experience, and individual talents essential for effective oversight and value creation for stockholders. This meticulous process resulted in the appointment of two independent directors, who bring complementary skills, including financial expertise, to bolster the Company’s ongoing growth.
The Board believes that a well-refreshed board is essential for driving sustainable business growth and maximizing stockholder value. The Nomination and Governance Committee, in collaboration with the full Board, remains dedicated to maintaining a skilled and forward-thinking group of directors to guide us into the future.
Director Orientation and Ongoing Director Education
The Company is committed to ensuring that its directors are well-equipped to fulfill their roles effectively. Newly appointed directors participate in a comprehensive orientation program designed to familiarize them with the Company’s business operations, governance structure, and key policies. This orientation includes meetings with senior management, an overview of the Company’s strategic plans, and a review of relevant regulatory requirements. The goal of this program is to provide directors with the necessary insights to contribute meaningfully to the Board’s deliberations from the outset.
As part of our commitment to board excellence, directors are encouraged to engage in ongoing education programs, including NACD, to stay abreast of industry developments and emerging governance issues. The Company provides resources for directors to attend external training programs, seminars, and
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PROPOSAL 1: ELECTION OF DIRECTORS
conferences. The Board also holds internal briefings and training on topics relevant to the Company’s strategy and governance. In 2024, the Board reviewed artificial intelligence (“AI”) risks and governance including strategies and practices that companies implement to manage and oversee the use of AI within their organization.
2024 Board Meeting Attendance
BOARD AND COMMITTEE MEETINGS
Directors are expected to participate in (including through remote communications) all meetings of the Board and each standing Committee on which they serve. In 2024, the Board and each Committee held the following number of meetings:

FULL BOARD OF DIRECTORS	AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE
14 MEETINGS	4 MEETINGS	5 MEETINGS	3 MEETINGS
85% attendance	88% attendance	90% attendance	89% attendance
Other Meetings
We regularly schedule executive sessions and independent executive sessions in which non-executive directors meet without the presence or participation of non-independent directors and/or management, including our CEO.
Directors are generally expected to attend our annual stockholders’ meetings. At our 2024 Annual Meeting of Stockholders at least 71% of our directors were in attendance.
COMMITTEES OF THE BOARD OF DIRECTORS
Current Committee Membership

AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE
■ Martin Jimmerson (Chair) ■ John C. Dorman ■ Alex Hernandez ■ Linda Medler	■ Pamela H. Patenaude (Chair) ■ Alex Hernandez ■ Martin Jimmerson	■ Pamela H. Patenaude (Chair) ■ John C. Dorman ■ Linda Medler
Each standing Committee of our Board operates under a written charter. The Committee charters are reviewed annually, and more frequently as necessary, to address any new rules or best practices relating to the responsibilities of the applicable Committee, or changes to such rules and best practices. The applicable Committee approves its own charter amendment and submits it and recommends action by the Board.
A copy of each Committee charter is available on our corporate website at
https://investors.targethospitality.com/governance/.
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PROPOSAL 1: ELECTION OF DIRECTORS
AUDIT COMMITTEE		MEETINGS IN 2024: 4
MARTIN JIMMERSON (CHAIR)	JOHN C. DORMAN	ALEX HERNANDEZ	LINDA MEDLER
PRIMARY RESPONSIBILITIES:
■
the integrity of our financial reporting process and internal control system;

■
the independence and performance of our independent registered public accounting firm;

■
the disclosure controls and procedures established by management; and

■
risk assessment, including technology and cybersecurity, and risk management policies and practices.

In discharging these responsibilities, the Audit Committee, among other things:
■
appoints, oversees and retains our independent registered public accounting firm;

■
reviews and discusses the scope of the annual audit and written communications by our independent registered public accounting firm to the Audit Committee and management;

■
oversees our financial reporting activities, including the annual audit and the accounting standards and principles we follow;

■
approves audit and non-audit services by our independent registered public accounting firm and applicable fees;

■
reviews and discusses our periodic reports filed with the SEC;

■
reviews and discusses our earnings press releases and communications;

■
oversees our internal audit activities;

■
oversees our disclosure controls and procedures and reviews our internal controls over financial reporting;

■
reviews and discusses risk assessment, including technology, AI, and cybersecurity, and risk management policies and practices;

■
oversees the administration of our Code of Business Conduct and Ethics and other ethics policies; reviews, discusses and approves related-party transactions;

■
establishes procedures for the receipt, retention and treatment of complaints received by the Company through authorized whistleblower channels regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

■
administers the policy with respect to the hiring of former employees of our independent registered public accounting firm; and

■
performs an annual self-evaluation, reviews its charter, and recommends changes to the Board for approval, and prepares the audit committee report required to be included in our annual proxy statement.

INDEPENDENCE
The Board has determined that all the Audit Committee members are non-employee directors, and all meet the independence and financial competency standards of Nasdaq, the SEC and our Corporate Governance Guidelines. Further, the Audit Committee has more than one Audit Committee Financial expert and desires to name Mr. Jimmerson as the Audit Committee’s named expert.
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PROPOSAL 1: ELECTION OF DIRECTORS
COMPENSATION COMMITTEE		MEETINGS IN 2024: 5
PAMELA H. PATENAUDE (CHAIR)	ALEX HERNANDEZ	MARTIN JIMMERSON
PRIMARY RESPONSIBILITIES:
■
reviews non-executive director compensation and recommends changes to the Board for approval;

■
reviews and approves the compensation of our CEO and other executive officers;

■
administers our equity-based compensation plans and approves awards thereunder;

■
reviews and makes recommendations to the Board regarding the adoption, amendment, or termination of compensation plans and submits such plans to stockholders for approval, as required;

■
establishes objective performance goals, individual award levels and operative and subjective performance measures, and oversees all aspects of executive officer incentive compensation;

■
reviews and approves employment, consulting and other contracts, or arrangements with present and former executive officers;

■
develops policies for the recovery of erroneously paid compensation and administers the Company’s Compensation Recovery Policy;

■
oversees the process relating to succession planning for our CEO and other executive officers;

■
reviews the compensation disclosures in the annual proxy statement and annual report on Form 10-K filed with the SEC and discusses the disclosures with management;

■
oversees the Company’s human capital function, including as it relates to culture, talent, and management development;

■
performs an annual self-evaluation, reviews its charter and recommends changes to the Board for approval; and

■
prepares the compensation committee report required to be included in our annual proxy statement.

INDEPENDENCE & OTHER MATTERS
The Board has determined that all Compensation Committee members are non-employee directors and qualify as independent directors. In making its determination, the Board has considered all factors specifically relevant to determining whether a director has a relationship with the Company that would materially impair the director’s ability to make independent judgments about executive officer compensation, including:
■
the source of such director’s compensation;

■
any consulting, advisory or other compensatory fees paid by the Company to the director; and

■
any other affiliations the director has with the Company and its affiliates, including engagements by clients that are companies or affiliates of companies for which members of the Compensation Committee serve as officers or directors.

The Compensation Committee and the Board solicit recommendations from our CEO and other officers regarding compensation matters, including compensation for executive officers and key employees other than our CEO. They assist the Compensation Committee by providing information such as financial results, short-term and long-term business and financial plans, and strategic objectives, as well as their views on compensation programs and levels. Only members of the Compensation Committee vote on matters before the Committee.
The Compensation Committee may form subcommittees composed of one or more of its independent members for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate.
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PROPOSAL 1: ELECTION OF DIRECTORS
Compensation Consultant
Under its charter, the Compensation Committee is authorized to select, retain, and direct the activities, and terminate the services of compensation advisors, as well as approve their fees and expenses. The Compensation Committee retained Frederic W. Cook & Company (“FW Cook”) as its independent compensation consultant. The Compensation Committee annually evaluates FW Cook’s independence from management and directors, taking into consideration all relevant factors, including any conflicts of interest and the independence factors specified in SEC regulations and Nasdaq listing rules.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee serves as, or has, in the prior three years served as, one of our officers or employees at any time. None of our executive officers serves as, or in the prior three years has served as, a member of the board or compensation committee of any other company that has an executive officer serving as a member of our Board or the Compensation Committee.
NOMINATING & CORPORATE GOVERNANCE COMMITTEE		MEETINGS IN 2024: 3
PAMELA H. PATENAUDE (CHAIR)	JOHN C. DORMAN	LINDA MEDLER
PRIMARY RESPONSIBILITIES:
■
identifies and reviews the qualifications of the annual slate of directors for nomination by the Board;

■
considers director candidates recommended by stakeholders;

■
assesses the independence of our directors;

■
identifies and reviews the qualifications of the candidates for Chair of the Board and for membership and chair of the Committees for appointment by the Board;

■
identifies and reviews the qualifications of candidates to fill vacancies occurring between annual meetings of stockholders for election by the Board;

■
monitors compliance with, and reviews proposed changes to, our Corporate Governance Guidelines, the Committee charters, and other policies and practices relating to corporate governance for submission to the Board for approval;

■
monitors and reviews responses to stockholder communications with non-management directors together with the Chair of the Board;

■
reviews our position and practices on significant issues of corporate responsibility;

■
oversees the process for director education and Board and Committee self-evaluations; and

■
performs an annual self-evaluation, reviews its charter and recommends changes to the Board for approval.

INDEPENDENCE & OTHER MATTERS
The Board has determined that all Nominating and Corporate Governance Committee members are non-employee directors and qualify as independent directors.
Effective immediately after the annual meeting, Mr. Jimmerson will be replacing Mr. Dorman as a member of the Nominating and Corporate Governance Committee.
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PROPOSAL 1: ELECTION OF DIRECTORS
Director Compensation
In 2024, the annual compensation package for our non-executive directors consisted of:
Position	Cash Amount	Restricted Stock Units (“RSUs”)(3)
Retainers
Non-Executive Chair through May 22, 2024	$150,000	$150,000
Non-Executive Chair beginning May 23, 2024(1)	$160,000	$150,000
All Other Non-Executive Directors through May 22, 2024	$80,000	$115,000
All Other Non-Executive Directors beginning May 23, 2024(1)	$90,000	$115,000
Special Committee Member(2)
One time retainer	$20,000	—
Monthly retainer	$10,000
Committee Chair Retainers
Audit Committee	$25,000	—
Compensation Committee	$25,000	—
Nominating and Corporate Governance Committee	$25,000	—
Special Committee Chair(2)
One time retainer	$30,000	—
Monthly retainer	$15,000
Other	Reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities, including director education courses and materials.

(1)
Beginning May 23, 2024, the Non-Executive Directors’, including the Chair, cash retainer was increased by $10,000 to maintain competitive positioning versus peer practice.

(2)
Certain Directors were compensated for their service on a special committee of the Board from March 2024 through September 2024.

(3)
Non-Executive Directors may elect to defer settlement of up to 100% of the RSUs granted in the calendar year subsequent to the year in which the deferral election is made. Settlement may be deferred until a specified date or the Non-Executive Director’s separation from the service.

We remain committed to ensuring that our compensation structure for our non-executive directors appropriately adjusts for varying levels of responsibilities and time commitments and that the overall annual compensation package enables us to attract and retain qualified and experienced individuals to serve as non-executive directors and to align our director’s interests with those of our stockholders.
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PROPOSAL 1: ELECTION OF DIRECTORS
2024 Non-Executive Director Compensation Table
Position	Fees Earned or Paid in Cash	Stock Awards(4)	All Other Compensation	Total
Joy Berry(1)	$10,273	$—	—	$10,273
John C. Dorman(2)	$193,047	$112,206	—	$305,253
Alex Hernandez	$86,667	$112,206	—	$198,873
Martin Jimmerson	$189,289	$112,206	—	$301,495
Linda Medler	$164,289	$112,206	—	$276,495
Pamela H. Patenaude	$214,289	$112,206	—	$326,495
Stephen Robertson(3)	$156,666	$146,357	—	$303,023

(1)
Ms. Berry resigned from the Board effective February 16, 2024.

(2)
Mr. Dorman joined the Board on February 16, 2024 and is not standing for reelection to the Board at the annual meeting.

(3)
In accordance with the internal policies of TDR Capital, fees and awards paid to Mr. Robertson, in his capacity as non-executive director, were transferred to an affiliate of TDR Capital.

(4)
Each of these RSU awards was unvested as of the end of 2024. The number of RSUs granted to our directors is based on a 10-day volume weighted average price (“VWAP”). These RSUs will vest on the earlier of the date of the Annual Meeting following the grant date or the 12-month anniversary of the grant date. In accordance with Financial Accounting Standards Board Accounting Standards Codification, Compensation — Stock Compensation, Topic 718 (“FASB ASC Topic 718”), the amounts in the table reflect the grant date fair value of RSUs granted to each of our non-executive directors on May 23, 2024 (12,998 RSUs to Mr. Robertson for his service as Non-Executive Chair and 9,965 RSUs to all other non-executive directors). The grant date fair value for these RSUs was determined by taking the closing market price of the Company’s common stock on the date of grant, which was $11.26, and multiplying it by the number of RSUs awarded. Non-Executive Directors may elect to defer settlement of up to 100% of the RSUs granted in the calendar year subsequent to the year in which the deferral election is made. Settlement may be deferred until a specified date or the Non-Executive Director’s separation from the service. In accordance with our director compensation policy, each of our Non-Executive Directors other than Messrs. Dorman and Hernandez elected to defer the settlement of the RSUs granted in 2024. As of December 31, 2024, Mr. Robertson held 299,445 outstanding RSUs (286,447 vested deferred and 12,998 unvested); Mr. Dorman held 9,965 outstanding RSUs; Mr. Hernandez held 9,965 outstanding RSUs; Mr. Jimmerson held 146,404 outstanding RSUs (136,439 vested deferred and 9,965 unvested); Ms. Medler held 46,824 outstanding RSUs (36,859 vested deferred and 9,965 unvested); and Ms. Patenaude held 53,314 RSUs (43,349 vested deferred and 9,965 unvested).

Board Election & Leadership Structure
Directors are elected by a plurality of the votes cast for such director. As detailed further under our Majority Voting Policy below, if an incumbent director does not receive a greater number of “for” votes than “withheld” votes, then such director must tender his or her resignation to the Board for its consideration.
The Board’s policy is that the Chair of the Board must be a non-employee director. The Nominating and Corporate Governance Committee and the Board believe that this leadership structure is the most appropriate one for the Company at this time, as it allows our CEO to focus on the day-to-day management of the business and on executing our strategic priorities, while allowing the Chairman to focus on leading the Board, providing its advice and counsel to the CEO, and facilitating the Board’s independent oversight of management.
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PROPOSAL 1: ELECTION OF DIRECTORS
The Board’s Role in Risk Oversight
Each committee reports on discussions of the applicable risks to the Board during the committee reports portion of each meeting of the Board, as appropriate. The Board considers each committee’s report, and incorporates the insight provided by the reports into its overall risk management analysis.
Board of Directors

The Board oversees the risk management of our Company. In particular, the Board is responsible for monitoring and assessing strategic, operations and other risk exposures, including a determination of the nature and level of risk appropriate for us. The Board administers its oversight of our material risks directly through the Board as a whole, as well as through the committees of Board.

Audit Committee
The Audit Committee, in addition to overseeing financial reporting and control risks, is responsible for reviewing and discussing risk assessment and risk management policies and practices. Further, the Audit Committee receives updates at every regularly scheduled meeting on technology and cybersecurity risks from management and reviews how we are executing against our cybersecurity framework. From time to time, the Audit Committee may receive updates on efforts regarding data loss prevention, AI, regulatory compliance, data privacy, threat and vulnerability management, cyber-crisis management, or other topics, as applicable.

Compensation
Committee
The Compensation Committee oversees risks related to our executive compensation plans and arrangements and performs regular assessments to ascertain any potential material risks that may be created by our compensation programs.

Nominating &
Corporate Governance
Committee
The Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board, potential conflicts of interest and corporate responsibility.

DUTIES & RESPONSIBILITIES OF THE CHAIR OF THE BOARD

■
Presides at all meetings of the Board

■
Encourages and facilitates active participation of all directors

■
Serves as a liaison between the non-executive directors and our CEO

■
Approves Board meeting materials for distribution

■
Approves Board meeting schedules and agendas

■
Has the authority to call meetings of the directors

■
Leads in coordination with the Compensation Committee Chair the Board’s annual evaluation of our CEO

■
Monitors and coordinates with management on corporate governance issues and developments

Cybersecurity
Our Audit Committee is actively engaged in the oversight of the Company’s information security program. The Audit Committee receives reports on these matters from management, which includes discussion of management’s actions to identify and respond to threats, key performance indicators reflecting cybersecurity posture, and status of recent cybersecurity related initiatives. In addition, the Audit Committee periodically evaluates our cybersecurity strategy to ensure its effectiveness and, if appropriate,
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PROPOSAL 1: ELECTION OF DIRECTORS
includes a review from third-party experts. For a discussion of cybersecurity risk management and strategy and governance, please refer to the Cybersecurity section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Corporate Governance Guidelines
Our Board has adopted Amended and Restated Corporate Governance Guidelines that reflect its commitment to oversee the effectiveness of policy and decision-making at the Board and management level, with a view to enhancing stockholder value over the long term. Our Corporate Governance Guidelines are available online at https://investors.targethospitality.com/governance/.
Majority Voting Policy
An incumbent director who receives a greater number of votes “withheld” from his or her election than votes “for” such election in an uncontested election shall, within five days following the certification of the election results, tender his or her written resignation to the Chair of the Board for consideration by the Nominating and Corporate Governance Committee. The Corporate Governance Committee shall consider such resignation and, within 45 days following the date of the stockholder meeting at which the election of directors occurred, shall make a recommendation to the Board concerning the acceptance or rejection of such resignation.
Following the Board’s decision on the Nomination and Corporate Governance Committee’s recommendation, the Company, within four business days after such decision is made, shall publicly disclose, in a Form 8-K filed with the SEC, the Board’s decision, together with an explanation of the process by which the decision was made and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation.
Codes of Business Conduct & Ethics
Our Board has adopted a Code of Business Conduct and Ethics, which applies to our directors, officers and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which supplements our Code of Business Conduct and Ethics and applies to our CEO, principal financial officer, principal accounting officer and controller. Our Code of Business Conduct & Ethics sets forth policies and expectations on a number of topics, including, but not limited to, conflicts of interest, compliance with laws, corporate opportunities, competition and fair dealing, equal opportunity, health and safety, protection and proper use of Company assets, political contributions and other business practices. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available online at https://investors.targethospitality.com/governance/.
If the Board grants a waiver under our Code of Business Conduct and Ethics to any director, executive officer or senior financial officer, or we make any substantive amendment to the Code of Business Conduct and Ethics or grant any waiver thereunder to a covered officer, we will promptly disclose the nature of the applicable waiver or amendment on our website.
Prohibition against Hedging and Pledging
Pursuant to our Corporate Governance Guidelines, Directors and Section 16 officers are not permitted to speculate or hedge their interests in our stock. Therefore, Directors and Section 16 officers are prohibited from entering into any derivative transactions in our stock, including any short sale, forward, equity swap, option or collar that is based on the Company’s stock price. Notwithstanding such prohibition, certain transactions may be authorized if determined by the Board to be in the best interests of the Company. Further, directors and officers shall not, directly or indirectly, pledge, hypothecate, or otherwise encumber our securities as collateral for indebtedness or any other obligation. This prohibition includes, but is not limited to, holding such securities in a margin account.
Stock Ownership Guidelines
We have stock ownership guidelines for directors and members of the executive management. We believe that a significant ownership stake by directors and executive officers leads to a stronger alignment
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PROPOSAL 1: ELECTION OF DIRECTORS
of interests between directors, executive officers and stockholders. These guidelines, which were developed with the assistance of an independent compensation consultant, support our corporate governance focus and provide further alignment of interests among our directors and executive officers and stockholders.
These guidelines establish the ownership requirements of shares of the Company’s common stock determined as a multiple of (i) with respect to non-employee directors, a director’s annual cash retainer (excluding the additional annual cash retainer for leadership positions and special committee membership) and (ii) with respect to the executive officers, an executive’s base salary. The ownership target requirements by the covered individual’s position are as follows:
A covered individual will have five years from the date on he or she becomes subject to the guidelines to reach the applicable minimum ownership requirements. If a covered individual becomes subject to a greater ownership multiple due to promotion or otherwise, the individual is expected to meet the higher ownership amount within the later of (i) the original five-year period or (ii) three years from the effective date of the promotion or other circumstance.
Subject to the discretion of the Compensation Committee, a covered individual’s failure to meet or show sustained progress toward meeting the applicable ownership guideline may result in an obligation to refrain from the sale (other than for taxes) of certain percentages of stock attained through Company equity awards. The shares counted for purposes of our directors’ and officers’ common stock ownership guidelines include shares owned outright, RSUs subject only to the lapse of time, and other share-based equivalents that we may use from time to time. Notwithstanding, neither unearned Performance Stock Units (“PSUs”) nor Options/SARs are included towards ownership.
Board Evaluation Process
Each year, the Board conducts a rigorous annual self-evaluation to help determine whether the Board and its committees are functioning effectively. The Nominating and Corporate Governance Committee oversees this process. The evaluation process solicits input from the directors regarding the performance and effectiveness of the Board, the Committees and the individual directors, and provides an opportunity for directors to identify areas for improvement.
In 2024, the evaluation process included one-on-one interviews with our non-voting Board Observer to evaluate individual and overall board and committee performance. The Nominating and Corporate Governance Committee reviews the results and feedback from the evaluation process and makes recommendations for improvements, as appropriate.
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PROPOSAL 1: ELECTION OF DIRECTORS
Director Independence
Nasdaq listing rules require a majority of our Board to be independent. An “independent director” is defined as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our Board annually makes an affirmative determination regarding the independence of each director based upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the standards in our Corporate Governance Guidelines. Applying these standards, the Board has affirmatively determined that Mses. Medler and Patenaude and Messrs. Hernandez and Jimmerson are “independent directors.” The Board also determined that Mr. Dorman, who served as a director during 2024 but who has not been renominated as a director to stand for reelection at the annual meeting, is an “independent director”.

In making this determination, the Board considered the following factors, among others: the ownership positions and contractual arrangements of our Board members and their affiliates with our Company; the corporate governance and other policies adopted by the Board to help avoid conflicts and potential conflicts of interest; the contractual arrangements and annual payments between our Company and other companies upon which our directors also serve as directors; and, the alignment of the long-term interests of the stockholders that appointed our Board members with the long-term interests of our other stockholders. Mr. Robertson co-founded TDR Capital and currently serves as a Senior Advisor of TDR, the beneficial owner of a majority of the outstanding shares of our common stock. Due to TDR Capital’s majority ownership, the Board believes it cannot affirmatively determine Mr. Robertson is “independent” as defined by the rules and regulations of Nasdaq.
Communication with the Board
Stockholders, employees and other interested parties may communicate with any of our directors, our Board as a group, our independent directors as a group or any Board committee as a group by sending such communications to the Corporate Secretary to be forwarded to the Chairman of the Board. The Corporate Secretary may respond directly or redirect any such communication to another department of the Company for an appropriate response if, in the discretion of the Corporate Secretary, such a direct response is more appropriate. The Corporate Secretary may also ignore any communication that she determines to be of a commercial or frivolous nature or otherwise inappropriate for Board consideration.
Corporate Secretary 9320 Lakeside Boulevard, Suite 300 The Woodlands, Texas 77381
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PROPOSAL 2: RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2: RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2 SNAPSHOT
The Board seeks an indication from stockholders of their approval of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board recommends that you vote FOR this proposal. We have a positive working relationship with Ernst & Young who has consistently provided us with service that is on par with the best in the industry.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. Ernst & Young LLP (“EY”) has been our independent auditor since April 26, 2019. The Audit Committee believes that the retention of EY to serve as the Company’s independent auditor for 2025 is in the best interests of the Company and its stockholders. If the appointment of EY is not approved by our stockholders, the Audit Committee will consider whether it is appropriate to select another independent auditor.
EY representatives will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.
Audit Fees & Approval Process
The Audit Committee pre-approves all audit and non-audit services to be performed by the independent auditors in compliance with the Sarbanes-Oxley Act and the SEC rules regarding auditor independence. These services may include audit services, audit-related services, tax services and all other services. Proposed services may either be pre-approved without consideration of specific case-by-case services by the Audit Committee or require the specific pre-approval of the Audit Committee. Unless a type of service has received general pre-approval, it will require specific pre-approval if it is to be provided by EY.
Fees for all services to be provided by EY are approved by the Audit Committee. Any proposed fees exceeding these levels or amounts require specific advanced approval by the Audit Committee. The Audit Committee may delegate either type of approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated to its Chair the authority to approve any permissible non-audit services with a fee of $50,000 or less.
2025 proxy statement	25

PROPOSAL 2: RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Registered Public Accounting Firm Fee Information
Fees for professional services provided by our independent auditor included the following:
	Ernst & Young LLP
Fees	2023	2024
Audit(1)	$1,814,000	$1,575,000
Audit-Related	$0	$0
Tax	$0	$0
All Other	$0	$0

(1)
Audit fees include, without limitation, fees billed for professional services rendered for the audit of annual financial statements, including the review of interim financial statements registration statements, and comfort letters.

Audit Committee Report
The Audit Committee is composed of four directors, all of whom meet the independence standards of Nasdaq, the SEC and our Corporate Governance Guidelines, and operates under a written charter adopted by the Board.
Management is responsible for the Company’s internal controls and the financial reporting process. EY, acting as independent auditor of the Company, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee discussed with EY the overall scope and execution of the independent audit and reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with EY other matters required by PCAOB auditing standards.
EY provided to the Audit Committee the written communications required by applicable standards of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and the Audit Committee discussed EY’s independence with management and the auditors. The Audit Committee also considered whether the provision of other non-audit services by EY to the Company is compatible with maintaining independence.
The Audit Committee concluded that the independent auditors’ independence had not been impaired.
Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
By the members of the Audit Committee as of March 24, 2025, consisting of:

Martin Jimmerson (Chair)	John C. Dorman	Alex Hernandez	Linda Medler

The information contained in the “Audit Committee Report” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)
PROPOSAL 3 SNAPSHOT	The Board seeks an indication from stockholders of their approval of the compensation of our Named Executive Officers.

The Board recommends that you vote FOR this proposal to approve, on an advisory basis, the compensation of our Named Executive Officers.

At our 2024 annual meeting of stockholders, a majority of our stockholders voted, on an advisory basis, to hold the “say-on-pay” advisory vote every year, and our Board subsequently determined that the Company will do so until the next required vote on the frequency of such “say-on-pay” advisory votes occurs. We will hold the next frequency of “say-on-pay” advisory vote at our 2030 annual meeting of stockholders.
We are asking our stockholders to approve, on an advisory basis, the 2024 compensation paid to our Named Executive Officers, as described in the Compensation Discussion and Analysis and the Executive Compensation sections of this Proxy Statement. Although this vote is advisory only and is not binding on the Company, the Board or the Compensation Committee, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values our stockholders’ views and will continue to consider the outcome of the vote in its ongoing evaluation of our executive compensation program.
Prior to submitting your vote, we encourage you to read our Compensation Discussion and Analysis and the accompanying executive compensation tables and narrative disclosures, which describe in detail our executive compensation program and decisions made by our Compensation Committee and Board for 2024. We believe that our long-term success depends on our ability to attract, motivate, focus and retain highly talented individuals who are committed to our vision, strategy, and corporate culture. To that end, our executive compensation program is designed to link our executives’ pay to their individual performance, to our Company’s annual and long-term performance, and to successful execution of our business strategies. We also use our executive compensation program to encourage high-performing executives to remain with us over the course of their careers.
We believe that the information provided in this Proxy Statement demonstrates our commitment and the commitment of our Compensation Committee to our pay-for-performance philosophy. The Board recommends that you approve, on an advisory basis, the compensation of our Named Executive Officers as described in this proxy statement by approving the following, non-binding, resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Target Hospitality Corp.’s Named Executive Officers as described pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement.”
2025 proxy statement	27

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of March 25, 2025:

JAMES B. ARCHER, 54	JASON VLACICH, 47	TROY C. SCHRENK, 50	HEIDI D. LEWIS, 52	BRENDAN DOWHANIUK, 36
President, Chief Executive Officer, and Director	Chief Financial Officer & Chief Accounting Officer	Senior Executive Vice President, Operations & Chief Commercial Officer	Executive Vice President, General Counsel and Secretary	Executive Vice President, Strategy & Corporate Development
James B. Archer’s biography is set forth under the heading “Our Board” above.

JASON VLACICH has served as our Chief Accounting Officer since 2018 and as our Chief Financial Officer and Chief Accounting Officer since January 2024. In this role, he is responsible for Target’s finance, accounting, IT business applications, tax, and investor relations functions. Mr. Vlacich joined Target in October 2018.

■
He has over twenty years of experience in public accounting, hospitality accounting and finance.

■
Prior to joining Target, he was the Chief Accounting Officer at Highgate Hotels, L.P., a third-party hotel management company, in their Irving, Texas corporate office from 2012, where he oversaw the company’s corporate accounting department and global accounting services platform and led the company’s domestic and European accounting expansion and centralization as well as implementation of global accounting systems.

■
Prior to that, Mr. Vlacich was Senior Audit Manager at PricewaterhouseCoopers, LLP’s Dallas, Texas office, from 2008 to 2012, where he serviced public and private companies across multiple industries with a heavy concentration in the hospitality industry, including hospitality real estate investment trusts (“REIT”s). His experience included leading integrated audits to comply with the Sarbanes Oxley Act, initial public offerings, assisting clients with SEC comment letters and comfort letters, hospitality lead in the Chief Auditor Network influencing audit firm methodology and publishing whitepapers for the audit practice, delivering technical accounting presentations to clients for practice development, inspection of audit firms and audit teams to ensure compliance with professional auditing standards, including pre-clearance reviews and consultations, Rule 3-05 carve-out audits, and acting as a national audit methodology and technical accounting instructor for employees and experienced hires across the practice.

■
Mr. Vlacich began his professional career in August of 2000 in the assurance practice of PricewaterhouseCoopers, LLP in the Hartford, Connecticut office before relocating to the Orlando, Florida office where he served in a variety of different roles from assurance associate to experienced audit manager servicing both public and private companies in a variety of different industries, including hospitality with a concentration in hospitality REITs.

■
Mr. Vlacich has several years of additional industry experience with General Electric (GE Asset Management) and Siemens in financial reporting, Sarbanes-Oxley compliance, and corporate accounting roles.

■
Mr. Vlacich holds a bachelor’s degree in Accountancy from Bentley University and is a Certified Public Accountant in the State of Texas.

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EXECUTIVE OFFICERS

TROY C. SCHRENK has served as our Chief Commercial Officer since 2018 and as Senior Executive Vice President Operations & Chief Commercial Officer since January 2024. In this role, he is responsible for leading the Company’s business and commercial operations, construction, business development, and government relations. Mr. Schrenk joined Target in 2012 as Senior Vice President.

■
With over twenty years of experience in modular manufacturing, specialty rentals, home building and real estate development, Mr. Schrenk is a proven commercial leader with a track record of success in revenue and strategic growth management which began with Fortune 500, Centex Homes (NYSE: CTX) from 2000 — 2005 as Area Sales Manager, Director of Sales and VP of Sales and Marketing before holding similar positions at several other homebuilding, specialty rental and manufacturing companies.

■ Mr. Schrenk holds an MBA from Boise State University and a bachelor’s degree in sociology from George Fox University.

HEIDI D. LEWIS serves as our Executive Vice President, General Counsel and Secretary. In this role, she is responsible for leading the Company’s legal, compliance, human resources, and corporate secretary functions. Ms. Lewis joined Target in January 2019.

■
She has over twenty years of legal experience in capital markets and securities, IPOs, mergers and acquisitions, board advisement, corporate governance, and corporate law.

■
Prior to joining Target, she was Corporate and Commercial Counsel and Assistant Secretary at Bristow Group Inc. (NYSE: BRS) from July 2018 to January 2019, where she executed on M&A, governance, capital markets and corporate transactions.

■
Prior to that, Ms. Lewis was the Vice President, Group General Counsel and Assistant Secretary at Dynegy Inc. (NYSE: DYN) (now Vistra Energy Group (NYSE: VST)), from 2013 until June 2018, where she led the company’s corporate legal group with her expertise in SEC and NYSE regulations and requirements. Ms. Lewis joined Dynegy in 2006, as a corporate counsel.

■
Ms. Lewis began her legal career at King & Spalding LLP and Akin Gump Strauss Hauer & Feld LLP.

■
Ms. Lewis holds a Juris Doctor from the University of Houston Law Center, a master’s degree from Northern Illinois University and a bachelor’s degree from Colorado State University.

BRENDAN DOWHANIUK serves as our Executive Vice President, Strategy & Corporate Development. In this role, he is responsible for continuously refining the Company’s key strategic priorities while driving inorganic growth by creating, assessing, and managing a pipeline of business opportunities including, but not limited to, acquisitions, mergers, investments, and partnerships. Mr. Dowhaniuk joined Target in November 2024.

■
Mr. Dowhaniuk has a diverse M&A and corporate finance background with over 10 years of experience across the consumer, industrials and energy sectors.

■
Prior to joining Target Hospitality, he held senior M&A roles at Alimentation Couche-Tard (Circle K), Hoonigan and Eastman Chemical Company, where he was responsible for driving acquisition activity and portfolio strategy while also executing multiple complex carve out transactions.

■
Earlier in his career, he worked in the oil & gas industry, first as part of the Portfolio Management and A&D team at Cenovus Energy Inc. before joining Desjardins Capital Markets’ Energy Investment Banking group.

■ Mr. Dowhaniuk holds a master’s degree from the University of Alberta and a bachelor’s degree from the University of Calgary.
2025 proxy statement	29

COMPENSATION DISCUSSION & ANALYSIS
COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis (CD&A) discusses our compensation policies and determinations that apply to our named executive officers. When we refer to our Named Executive Officers, or NEOs, for 2024 we are referring to the following individuals whose 2024 compensation is set forth below in the Summary Compensation Table and subsequent compensation tables.
Name	Position During 2024
James B. Archer	President and Chief Executive Officer
Jason Vlacich(1)	Chief Financial Officer and Chief Accounting Officer
Eric T. Kalamaras(1)	Executive Vice President and Chief Financial Officer (former)
Troy C. Schrenk	Senior Executive Vice President, Operations and Chief Commercial Officer
Heidi D. Lewis	Executive Vice President, General Counsel, & Secretary
Brendan Dowhaniuk	Executive Vice President, Strategy & Corporate Development

(1)
Effective January 22, 2024, the employment of Mr. Kalamaras, the former Chief Financial Officer of the Company, was terminated without cause. Further, on January 22, 2024, the Board promoted Mr. Vlacich, the Chief Accounting Officer of the Company, to the role of Chief Financial Officer and Chief Accounting Officer, effective as of January 23, 2024.

Key 2024 Performance Highlights
Our 2024 results illustrate the strength in Target Hospitality’s operating position and commitment to our defined strategic initiatives. Under the leadership of our NEOs, as of December 31, 2024, we reported:
$386 million TOTAL REVENUE	$197 million ADJ. EBITDA(1)	$16.6 million INTEREST EXPENSE, NET
$33 million CAPITAL EXPENDITURES (excluding acquisitions)	$131 million DISCRETIONARY CASH FLOW (“DCF”)(1)	0x TOTAL NET LEVERAGE RATIO

(1)
Adjusted EBITDA and Discretionary Cash Flow are non-GAAP financial measures. For a discussion of our use of non-GAAP financial measures, including a reconciliation of (i) Adjusted EBITDA to net income (loss) and (ii) Discretionary Cash Flow to net cash provided by operating activities, please see the “Non-GAAP Financial Measures” section beginning on page 64 in Item 7 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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COMPENSATION DISCUSSION & ANALYSIS
Key Governance Features of Executive Compensation Program
WHAT WE DO	WHAT WE DO NOT DO

■
Majority of target annual compensation is performance-based

■
Performance measures aligned with stockholder interests

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Multi-year vesting for long-term incentive awards

■
Independent executive compensation consultant hired by and reporting to the Compensation Committee

■
Stock ownership guidelines

■
Board and committee oversight of comprehensive annual compensation program risk assessment

■
Compensation Recovery Policy and commitment to disclose any recovery

■
Limited perquisites and personal benefits

■
No pledging or hedging of our common stock by directors or executive officers

■
No excise tax gross ups

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No repricing of underwater stock options without stockholder approval

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No single-trigger acceleration of benefits upon change in control

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No uncapped award opportunities

■
No guaranteed incentive payouts

2025 proxy statement	31

COMPENSATION DISCUSSION & ANALYSIS
Key 2024 Compensation Actions
The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the Compensation Committee during 2024 are set forth below.
Compensation Component	Link to Business and Talent Strategies	2024 Compensation Actions	Pay at Risk
Base Salary
■
Competitive base salaries help attract and retain executive talent

■
Fixed cash compensation recognizes factors such as individual contribution, time in role, and scope of responsibility

■
Reviewed annually and adjusted as appropriate

		■ Merit and promotion increases for 2024, ranging from 4% to 22.4%	■ No
Annual Short-Term Incentive Compensation	■ Focus executives on achieving annually established financial targets that are key indicators of ongoing operational performance and support our business strategy	■ Annual cash incentive awards were awarded at 93% of target, with certain adjustments for individual performance.	■ Yes; payout based on achievement of pre-established Company goals; no payout occurs if threshold performance goals are not achieved
Long-Term Incentive Compensation
■
Incentivize and reward long-term gains in stockholder value, with vesting terms up to four years to ensure retention while rewarding executives for past performance and future potential growth

■
Encourages executive ownership and alignment with external shareholders

		■ Executives awarded a combination of RSUs and PSUs ■ Approved vesting percentage of 150% for the 2022 PSUs with Company performance exceeding maximum level	■ RSUs — Yes; value linked to Company’s stock price ■ PSUs — Yes; TSR relative to Russell 2000 & diversified EBITDA goals
Our Executive Compensation Philosophy
The Company requires world-class executive talent with a wide range of skills, experience, and leadership qualities to deliver on our long-term strategy. In order to attract and retain the talent required to promote long-term stockholder value creation, the Compensation Committee’s goal is to implement an executive compensation program that is built upon the following objectives:
■
Attracting and Retaining the Right Talent. Executive compensation should be market-competitive in order to attract and retain highly motivated and skilled talent with a performance-driven mindset. The overall program design should support sound compensation principles in alignment with corporate governance, while also maximizing the financial efficiency of the overall program from tax, accounting, and cash flow perspectives.

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COMPENSATION DISCUSSION & ANALYSIS
■
Pay for Performance. A material portion of an executive’s target compensation should be at risk and realized compensation should be directly tied to changes in stockholder value. Short-term (annual performance-based cash bonus) and long-term (annual equity-based awards) incentive programs should appropriately balance incentives for, and drive attainment of, short- and long-term financial and strategic objectives that reward for prudent decisions without excessive risk-taking.

■
Alignment with Stockholder Interests. Our executives’ interests should be aligned with stockholder interests, promoted by encouraging equity ownership through our annual long-term incentive program and stock ownership guidelines.

Our Executive Compensation Program
The table below outlines each of the principal elements of the Company’s executive compensation program:
Performance Period	1 year	1 year	3 years (cliff vesting)	4 years (ratable annual vesting)
Payout Determination	Compensation Committee determination	Pre-established formula	Pre-established formula	Stock price at each vesting date
2024 Performance Measures	Individual	Adjusted EBITDA	Relative TSR
Diversification EBITDA
2025 proxy statement	33

COMPENSATION DISCUSSION & ANALYSIS
Compensation at Risk

How We Determine Executive Compensation
OVERSIGHT RESPONSIBILITIES FOR EXECUTIVE COMPENSATION
The table below summarizes the key oversight responsibilities for executive compensation.

COMPENSATION COMMITTEE	ALL NON-EXECUTIVE BOARD MEMBERS	CEO AND MANAGEMENT
■
Establishes executive compensation philosophy

■
Approves incentive compensation programs and performance goals for the annual short-term incentive plan and PSU awards

■
Certifies achievement of performance goals for the annual short-term incentive plan and PSU awards

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Approves all compensation actions for the Named Executive Officers, other than the CEO

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Assess performance of the CEO and recommends CEO compensation to the Board

■
Retains independent compensation consultant

■ In collaboration with the Compensation Committee, assess performance of the CEO and approve his compensation
■
Management, including the CEO, develops preliminary recommendations regarding compensation matters with respect to all Named Executive Officers, other than the CEO, and provides these recommendations to the Compensation Committee, which makes the final decisions

■
Responsible for the administration of the compensation programs (other than certification of achievement of performance measures) once Compensation Committee decisions are finalized

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COMPENSATION DISCUSSION & ANALYSIS
USE OF MARKET DATA
To obtain a broad view of competitive practices among industry peers and competitors for executive talent, the Compensation Committee reviews market data for peer group companies, as well as general industry survey data. Selection of the peer companies presents certain challenges due to the limited number of directly comparable companies. Given the relatively small number of direct competitors, the Compensation Committee has expanded the peer group to include companies comparable in revenue, EBITDA, and market capitalization.
The peer group is used as the primary reference point to assess the competitiveness of base salary, incentive targets, and total direct compensation awarded to the NEOs and market practices including incentive design, share utilization, and stock ownership guidelines. With the assistance of the independent compensation consultant, the peer group is evaluated annually by the Compensation Committee, making changes as appropriate, in order to ensure that, as a whole, it remains an appropriate benchmark to inform pay actions.
Based on its evaluation of the 2023 peer group and in consultation with its independent compensation consultant, in 2024 the Compensation Committee approved the removal of Black Diamond Group and Dexterra Group due to undersized financials. Additionally, following its review with its independent compensation consultant, the Compensation Committee approved the addition of CoreCivic, H&E Equipment Services and The GEO Group to the 2024 peer group.
For 2024 compensation decisions, the Compensation Committee utilized the peer group set forth below:
■ Bluegreen Vacations	■ BrightView Holdings	■ Cavco Industries	■ Civeo
■ CoreCivic	■ H&E Equipment Services	■ McGrath RentCorp	■ Playa Hotels & Resorts N.V.
■ SP Plus	■ Summit Hotel Properties	■ The GEO Group	■ VSE
■ Wyndham Hotels & Resorts
Based on data compiled by FW Cook at the time of the peer group review, our revenue was the lowest among the peer group and our EBITDA and market capitalization were at the 85th and 68th percentiles, respectively, in relation to the peer group.
As there is limited data on positions other than the CEO and CFO in the available peer group data, the Compensation Committee also reviews data from national, general industry survey sources when considering the market competitiveness of NEO compensation levels and market practices. The Compensation Committee does not review the specific companies included in these surveys and the data presented to the Compensation Committee is general and not specific to any particular subset of companies.
CONSIDERATION OF THE FYE 2023 SAY ON PAY VOTE
At the Company’s 2024 annual meeting of stockholders, a majority of our stockholders voted, on an advisory basis, to hold the “say-on-pay” advisory vote every year, and our Board subsequently determined that the Company will do so until the next required vote on the frequency of such “say-on-pay” advisory votes occurs, which will be at our annual meeting of stockholders in 2030.
Additionally, at the Company’s 2024 annual meeting of stockholders, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our Named Executive Officers with over 98% of the shares represented at the meeting and entitled to vote on the proposal voting in favor of the proposal. Although non-binding, the Board and the Compensation Committee review the voting results of the “say-on-pay” advisory vote and take them into consideration when making future decisions regarding our executive compensation programs. The Compensation Committee reviewed the results of the stockholder vote at our 2024 annual meeting and took the high percentage of votes cast in favor of the proposal as an indication that our stockholders generally support the pay for performance approach that we have adopted.
2025 proxy statement	35

COMPENSATION DISCUSSION & ANALYSIS
2024 Named Executive Officer Compensation
BASE SALARY
Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility and comparison to market data. Based on these criteria, our Named Executive Officers received the following annual salaries in 2024:
Name	2024 Base Salary	2023 Base Salary	% Increase
James B. Archer	$850,000	$800,000	6.3%
Jason Vlacich	$410,000	$318,270	28.8%
Eric T. Kalamaras	$440,274	$440,274	—
Troy C. Schrenk	$400,000	$371,315	7.7%
Heidi D. Lewis	$375,000	$360,500	4.0%
Brendan Dowhaniuk	$325,000	$—	—
The Compensation Committee recommended increases for Messrs. Vlacich and Schrenk in connection with their promotions in February 2024. In making its recommendation, the Compensation Committee considered Messrs. Vlacich’s and Schrenk’s increased responsibilities and peer group compensation benchmarking data. The Compensation Committee recommended increases for Mr. Archer and Ms. Lewis, effective in February 2024, consistent with competitive benchmark ranges commensurate with their experience and performance.
ANNUAL SHORT-TERM INCENTIVE PLAN
The Compensation Committee undertakes a rigorous review and analysis to establish annual performance goals under our annual short-term incentive plan. The performance levels are intended to be aggressive but realistic, to reward prudent decisions without excessive risk-taking, such that achieving threshold levels would represent minimum acceptable performance and achieving maximum levels would represent outstanding performance. The target performance goals align with our annual operating plan.
Similar to previous years, the Compensation Committee established Adjusted EBITDA goals and payout levels under the annual short-term incentive plan. For 2024, the Compensation Committee set lower Adjusted EBITDA goals due to several factors. These include a non-recurring $118.2 million infrastructure revenue amortization and a $18 million reduction in facility lease revenue associated with a renewal of a government segment subcontract. These changes required recalibrating the Adjusted EBITDA goals to match the 2024 forecast, ensuring targets are challenging yet achievable. This approach aims to maintain realistic and sustainable growth.
The decision to utilize Adjusted EBITDA as the core metric for our short-term incentive plan stems from a strategic alignment with our organizational goals, investor expectations, and a comprehensive assessment of key performance indicators. EBITDA is a crucial measure of operating performance that provides a clear and concise view of the Company’s profitability by excluding non-operational factors such as interest, taxes, and non-cash charges. Our Adjusted EBITDA reflects adjustments to exclude the effects of additional items, including certain items that are not reflective of the ongoing operating results of the Company. These adjustments allow us to focus specifically on core operational efficiency and performance, providing a more accurate representation of the Company’s ability to generate sustainable earnings. Investors and stakeholders increasingly rely on EBITDA as a key metric for evaluating a Company’s financial health and operational effectiveness, making it a widely recognized and accepted measure within the investment community. By aligning our short-term incentive plan with this metric, we not only enhance transparency but also demonstrate a commitment to performance metrics that resonate with our investors. Furthermore, Adjusted EBITDA serves as an effective tool for benchmarking and comparative analysis within our industry. By incorporating Adjusted EBITDA into our short-term incentive plan, we are directly linking employee incentives to the Company’s ability to outperform industry standards and deliver sustained operational excellence.
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COMPENSATION DISCUSSION & ANALYSIS
The threshold, target, stretch and maximum performance and payout opportunities under the 2024 short-term incentive plan (subject to interpolation between points), along with the actual performance achieved and related payout percentage, are set forth below.
	Threshold	Target	Stretch	Maximum	Actual
Payout %(1)	50%	100%	150%	200%	93%
Adjusted EBITDA(1) ($ millions)	$185	$205	$215	$230	$197

(1)
Any payment will be based on linear interpolation between threshold, target, stretch and maximum award Levels.

(2)
Adjusted EBITDA is a non-GAAP financial measure. For a discussion of our use of non-GAAP financial measures, including a reconciliation of Adjusted EBITDA to net income (loss), please see the “Non-GAAP Financial Measures” section beginning on page 64 in Item 7 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Compensation Committee reviews our target annual short-term incentive opportunities each year to ensure they are competitive. The target annual short-term incentive opportunity as a percentage of annual base salary for each of our NEOs in 2024 was as follows:
Name	2024 Target Short-Term Incentive (% of Base Salary)	2024 Target Short-Term Incentive ($)
James B. Archer	133%	$1,130,500
Jason Vlacich	85%	$348,500
Eric T. Kalamaras	85%	$374,233
Troy C. Schrenk	85%	$340,000
Heidi D. Lewis	75%	$281,250
Brendan Dowhaniuk	50%	$162,500
Based on the achievement of the 2024 Adjusted EBITDA goals and Compensation Committee adjustments, the annual short-term incentive awards earned by our NEOs for 2024 were as follows:
Name	Target Annual Incentive Opportunity	Actual Payout (%)	Annual Short-Term Incentive Earned Based on Actual Payout	Committee Adjustment	Annual Short-Term Incentive Earned
James B. Archer	$1,130,500	93%	$1,051,365	$—	$1,051,365
Jason Vlacich	$348,500	93%	$324,105	$24,395	$348,500
Eric T. Kalamaras	$374,233	93%	$348,037	$—	$29,003(1)
Troy C. Schrenk	$340,000	93%	$316,200	$—	$316,200
Heidi D. Lewis	$281,250	93%	$261,563	$19,687	$281,250
Brendan Dowhaniuk	$162,500	93%	$151,125	$11,375	$13,542(2)

(1)
Reflects a prorated payment under the 2024 annual short-term incentive plan based on the number of days worked during 2024 and the Company’s actual Adjusted EBITDA for the performance period.

(2)
Reflects a prorated payment under the 2024 annual short-term incentive plan based on the number of days worked during 2024 and the Executive’s performance for the performance period.

For 2024, the Compensation Committee exercised its discretion to adjust short-term incentive award payouts for certain of our NEOs. This adjustment was made after careful consideration of various factors and reflects the Compensation Committee’s commitment to recognizing individual contributions and addressing the challenges faced by the Company.
The Committee adjusted short-term incentive payouts to 100% for Mr. Vlacich and Ms. Lewis in light of their individual exceptional efforts in the past year. The Compensation Committee determined it was appropriate to adjust the short-term incentive payouts for Mr. Vlacich and Ms. Lewis due to their significant efforts navigating the Company through extraordinary external pressures. Their efforts during these times were essential to the Company’s ability to maintain stability and drive performance. Accordingly, the Compensation Committee deemed it appropriate to recognize Mr. Vlacich and Ms. Lewis for their individual contributions to the Company’s continued success.
2025 proxy statement	37

COMPENSATION DISCUSSION & ANALYSIS
Additionally, as Mr. Dowhaniuk joined the Company in December, the Compensation Committee did not view it as appropriate to evaluate him using the same metrics as the rest of the NEOs. Due to his short tenure with the Company. To reward his initial contributions to the Company, the Compensation Committee adjusted Mr. Dowhaniuk’s short-term incentive payout to 100% of target and prorated payment for days worked in 2024.
EQUITY INCENTIVE PROGRAM
2024 LTI Program
Our 2024 LTI program consists of RSUs and PSUs granted under the Target Hospitality Corp. 2019 Incentive Award Plan (as amended, the “Incentive Plan”):
Award Type	Link to Business and Talent Strategies
RSUs (50% of 2024 target value)
■
Vests in four equal annual installments on each of the first four anniversaries of the grant date, subject to continued employment

■
Realized value linked to share price while maintaining retentive value during times of volatility

PSUs (50% of 2024 target value)	■ Awarded to certain officers, including NEOs, to further drive sustained performance and value creation

■
Increased weighting in overall LTI program from 40% in 2023 to 50% in 2024

■
Vests subject to continued employment and achievement of performance criteria following the end of a three-year performance period

■
Realized value linked to achievement of challenging relative total shareholder return (“TSR”) and diversified Adjusted EBITDA(1) (“Diversification EBITDA”) performance measures

(1)
Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is calculated as Adjusted EBITDA gross of bonus adjustments. For a discussion of our use of non-GAAP financial measures, including a reconciliation of (i) Adjusted EBITDA to net income (loss), please refer to the “Non-GAAP Financial Measures” section beginning on page 64 in Item 7 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The table below summarizes the 2024 annual equity awards (both units awarded and grant date fair value) made to our Named Executive Officers:
	2024 Annual Equity Awards
	RSUs		PSUs
Name	Target #(3)	Target Value	Target #(3)	Target Value
James B. Archer	100,211	$970,042	100,211	$1,161,444
Jason Vlacich	39,557	$382,912	23,734	$275,077
Eric T. Kalamaras(1)	—	$—	—	$—
Troy C. Schrenk	29,008	$280,797	29,008	$336,203
Heidi D. Lewis	18,460	$178,693	18,460	$213,951
Brendan Dowhaniuk(2)	—	$—	—	$—

(1)
Mr. Kalamaras received no equity awards in 2024.

(2)
Excludes the RSUs granted to Mr. Dowhaniuk in connection with the commencement of his employment with the Company as described under “Employment and Separation Agreements.”

(3)
The number of RSUs and PSUs granted is based on a 10-day VWAP.

50% of the 2024 PSUs may be earned following the end of the three-year performance period running from January 1, 2024 through December 31, 2027 from 0%  —  200% of target shares awarded based on the Company’s relative TSR performance measured against the TSR of the constituent companies in the Russell 2000 Index on the grant date. The other 50% of the 2024 PSUs may be earned from 0% to 200%
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COMPENSATION DISCUSSION & ANALYSIS
of target at the end of the three-year performance period running from February 29, 2024 through February 28, 2027 based on Diversification EBITDA received by the Company on a cumulative basis as of the end of the performance period, in each case, subject to continued employment on the date performance achievement is certified by the Compensation Committee.
For the 2024 PSUs, the Diversification EBITDA performance measure may be earned based on the amount of qualifying EBITDA (“Qualifying EBITDA”) received during the applicable performance Period. Qualifying EBITDA is defined as EBITDA received during the performance period that is (i) incremental to any EBITDA used to determine “Baseline EBITDA” as approved in the Company’s budget for 2024 Adjusted EBITDA, and (ii) supported by (a) multi-year contracts or (b) single-year contracts where there is a reasonable expectation of extension, renewal, continuation, or any other increase in duration; provided, however, that Qualifying EBITDA does not include any amounts accounted for as occupancy-based variable services revenue generated under a former U.S. government sub-contract that was terminated effective February 21, 2025. Any determination of Qualifying EBITDA may include EBITDA growth resulting from expansion of the Company’s existing operations and EBITDA growth resulting from acquisitions. In addition, any contract assumed by the Company as a result of an acquisition will be treated as a new contract when determining Qualifying EBITDA.
The Compensation Committee carefully considered a range of factors and strategic objectives when deciding to grant the 2024 PSUs based on relative TSR and Diversification EBITDA for the Company. The rationale for this decision reflects the Compensation Committee’s commitment to aligning executive compensation with the Company’s overall performance and long-term sustainability.
■
Alignment with Shareholder Interests (TSR):

■
Relative TSR as a Key Performance Metric. The Compensation Committee recognizes that relative TSR is a comprehensive measure of the Company’s performance that directly aligns with shareholder interests. By incorporating relative TSR into the performance units, executives are incentivized to focus on actions and strategies that enhance shareholder value over the long-term.

■
For the relative TSR component of the 2024 PSUs, the award level will be based on the following table:

Level	Percentile Rank vs. Comparator Group	Payout %(1)
Maximum	85th Percentile and above	200% of Target Level
Target	50th Percentile	100% of Target Level
Threshold	25th Percentile	50% of Target Level
<Threshold	Below 25th Percentile	0%

(1)
Any payment will be based on linear interpolation between threshold, target, and maximum award levels. Notwithstanding the preceding, if the Company’s absolute TSR over the performance period is negative, the payout percentage will be limited to 100% of target level regardless of relative TSR results.

■
TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment if applicable, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is market close on December 31, 2020.

■
Strategic EBITDA Diversification:

■
Reducing Business Concentration Risk. The decision to diversify EBITDA reflects the Compensation Committee’s strategic approach to managing risk. By incentivizing executives based on the diversification of Adjusted EBITDA, the Compensation Committee aims to reduce the Company’s dependence on specific revenue streams or business segments. This diversification strategy enhances the Company’s resilience to market fluctuations and industry challenges.

■
Encouraging Portfolio Optimization. Executives are encouraged to explore and invest in areas that contribute to a more diversified Adjusted EBITDA. This may involve inorganic

2025 proxy statement	39

COMPENSATION DISCUSSION & ANALYSIS
growth as well as organic growth. The Compensation Committee believes that such diversification efforts contribute to the overall health and sustainability of the Company.
■
Balancing Short-Term and Long-Term Objectives:

■
Incentivizing Strategic Decision-Making: The combination of relative TSR and Diversification EBITDA diversification strikes a balance between short-term financial performance and long-term strategic objectives. Executives are motivated to make decisions that drive immediate shareholder value while also strategically positioning the Company for sustained growth and success.

■
Holistic Performance Evaluation: The dual focus on relative TSR and Diversification EBITDA diversification ensures a comprehensive evaluation of executive performance. This approach aligns with the Compensation Committee’s commitment to rewarding executives for achieving a well-rounded set of financial and strategic goals that contribute to the Company’s overall success.

2022 PSU Outcome
For the 2022-2024 performance period, the PSUs awarded in February of 2022 (the “2022 PSUs”) were earned based on the Company’s cumulative operating cash flow during the performance period, as determined based on the Net Cash Flow from Operations disclosed in the Company’s annual Form 10-K filings during the performance period. The award level was determined based on the following table:
Level	3-Year Cumulative Operating Cash Flow ($ millions)	Payout %(1)
Maximum	$352.8M or more	150% of Target Level
Target	$252	100% of Target Level
Threshold	$189	50% of Target Level
<Threshold	$<$189M	0%

(1)
Any payment will be based on linear interpolation between threshold, target, and maximum award Levels.

At the end of the performance period, the Compensation Committee conducted an evaluation of the Company’s performance against the established metrics. The increase in the Company’s operating cash flow in 2022 and 2023 led to exceptional financial performance for the performance period, including:
■
Strong Revenue Growth: The Company experienced robust revenue growth driven by increased demand for its services and successful expansion and growth in the Government segment.

■
Cost Management: Effective cost management strategies were implemented, resulting in improved operational efficiencies and reduced expenses.

■
Strategic Investments: Strategic investments in infrastructure enhanced the Company’s capabilities and supported its growth initiatives.

■
Customer Retention: High customer retention rates and the acquisition of new clients contributed to the overall financial performance.

These factors collectively led to the exceptional financial performance, culminating in the maximum achievement of the operating cash flow target for the 2022 PSUs. The cumulative Net Cash Flow from Operations for the performance period was approximately $614 million, exceeding the maximum level. Based on these results, the Compensation Committee approved a vesting percentage of 150% for the 2022 PSUs, reflecting the Company’s strong cash flow performance.
The following table summarizes the 2022 PSU awards for the NEOs for the 2022 — 2024 performance period.
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COMPENSATION DISCUSSION & ANALYSIS
Name	2022 Target PSUs Awarded	Actual PSUs Vested Based on Performance	Vesting Percentage
James B. Archer	83,056	124,584	150%
Jason Vlacich	16,611	24,917	150%
Eric T. Kalamaras(1)	49,834	—	—
Troy C. Schrenk	33,223	49,835	150%
Heidi D. Lewis	16,611	24,917	150%
Brendan Dowhaniuk(2)	—	—	—

(1)
Mr. Kalamaras’ 2022 PSUs were forfeited pursuant to his Separation Agreement and Release.

(2)
Mr. Dowhaniuk did not receive any 2022 PSUs as he joined the Company in December 2024.

Other Aspects of Our Executive Compensation Program
EQUITY GRANT PRACTICES AND TIMING
The Compensation Committee and/or the Board approves the grant of stock-based equity awards, such as PSUs and RSUs, at its regularly scheduled meetings (generally the first regularly scheduled meeting of the year, which is scheduled well in advance). In addition, the Compensation Committee has authorized, subject to various limitations, the CEO to grant stock-based equity awards to certain newly hired and existing employees, excluding executive officers and certain other senior employees. None of the Board, Compensation Committee, or executive management team engage in any market timing with regard to the stock-based equity awards made to executive officers or other award recipients. The Company does not currently grant new awards of stock options, stock appreciation rights (“SARs”), or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. It is the Company’s practice that any stock option awards that may be granted, whether made by the Board, the Compensation Committee or the CEO have an exercise price per share equal to the fair market value of our common stock based on the closing market price per share on the grant date.
BENEFITS
The Company provides limited personal benefits to our Named Executive Officers for competitive reasons, including reimbursement of premiums incurred by our Named Executive Officers under our welfare plans, an auto allowance and, in the case of Mr. Dowhaniuk, reimbursement of certain relocation expenses. Additionally, our NEOs are offered benefits that generally are commensurate with the benefits provided to all of our full-time coworkers, which includes participation in our health and welfare benefit plans and 401(k) plan. The personal benefits provided to our Named Executive Officers are described in the “Summary Compensation Table” below.
AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS
We have entered into employment agreements and equity award agreements with each of our NEOs that provide certain benefits if such NEOs’ employment terminates as a result of the NEO’s death or disability, termination by the Company without Cause, or by the NEO for Good Reason, and, in certain cases, in connection with or following a change in control of the Company (as each such term is defined in the applicable agreement). Additionally, we entered into a Separation Agreement and Release with Mr. Kalamaras in connection with his termination of employment with the Company. Additional information regarding the employment and separation arrangements with each of our Named Executive Officers, including a quantification of benefits that would have been received by each such Named Executive Officer had his or her employment terminated on December 31, 2024, is provided below under “Potential Payments upon Termination or Change in Control.”
Risk Mitigation and Other Pay Practices
RISK ASSESSMENT OF COMPENSATION PROGRAM
The Compensation Committee believes that its approach to goal setting and setting of targets with payouts at multiple levels of performance assists in mitigating excessive risk-taking that could harm the
2025 proxy statement	41

COMPENSATION DISCUSSION & ANALYSIS
Company’s value or reward poor judgment by executives. Several features of the Company’s compensation program reflect sound risk management practices. Notably, the Compensation Committee believes compensation has been allocated among cash and equity and short and long-term compensation elements in such a way as to not encourage excessive risk-taking, but rather to reward meeting strategic Company goals that enhance stockholder value. In addition, the Compensation Committee believes that the mix of equity award instruments used under the Company’s long-term incentive program (full value awards as well as the multi-year vesting of equity awards) also minimize excessive risk-taking that might lead to short-term returns at the expense of long-term value creation. We also set stock ownership guidelines for our NEOs to help mitigate potential compensation risk. Based on these compensation program design features, the Compensation Committee believes that the Company’s compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company.
As part of our ongoing process of evaluating our compensation program design for unintended or inappropriate levels of risk, the Compensation Committee engaged FW Cook to conduct an independent assessment of the risk in our compensation design for 2024. Through this assessment, FW Cook reviewed our annual and long-term incentive program design and determined that our program design would not encourage inappropriate risk taking. The findings of this review were discussed with management and presented to the Compensation Committee in February 2024.
STOCK OWNERSHIP GUIDELINES
We have stock ownership guidelines for directors and members of executive management. We believe that a significant ownership stake by directors and executive officers leads to a stronger alignment of interests between directors, executive officers and stockholders. With respect to executive management, the ownership target requirements by the covered individual’s position are (5x) base salary for the CEO, (3X) base salary for the CFO and CCO, and (2X) base salary for all other Section 16 officers. Additional information regarding our stock ownership guidelines is provided on page 22.
PROHIBITION AGAINST HEDGING AND PLEDGING
Pursuant to our Corporate Governance Guidelines, directors and Section 16 officers are prohibited from entering into any derivative transactions in our stock, including any short sale, forward, equity swap, option or collar that is based on the Company’s stock price. Additional information regarding our prohibition against hedging and pledging is provided on page 22.
COMPENSATION RECOVERY POLICY
We have adopted a Compensation Recovery Policy (the “Recovery Policy”) that is compliant with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules and requirements of NASDAQ Listing Rule 5608, which requires that our Compensation Committee seek recovery of incentive-based compensation received by an executive officer in the event of a restatement of the Company’s financial results, regardless of whether the executive officer’s conduct lead to the restatement.
TAX AND ACCOUNTING IMPLICATIONS OF EXECUTIVE COMPENSATION
The Compensation Committee considers income tax and other consequences of individual compensation elements when analyzing the overall level of compensation and the mix of compensation among individual elements. Depending upon the relevant circumstances at the time, the Compensation Committee may determine to award compensation that is not deductible by the Company under applicable provisions of the Internal Revenue Code, including under Section 162(m) of the Code. In making this determination, the Compensation Committee balances the purposes and needs of our executive compensation program against potential tax and other implications.
Generally, under U.S. GAAP, compensation is expensed as earned. We generally recognize compensation expense for equity awards on a straight-line basis over the requisite service period of the award.
42	investors.targethospitality.com

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above, and based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for incorporation by reference into our 2024 Annual Report.
By the members of the Compensation Committee as of February 26, 2025 consisting of:

Pamela H. Patenaude (Chair)	Martin Jimmerson	Alex Hernandez

The information contained in the “Compensation Committee Report” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates by reference.

2025 proxy statement	43

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows compensation awarded or paid to, or earned by, our CEO, our current and former CFOs, and each of our three other most highly compensated executive officers for services rendered in all capacities during the fiscal year ended December 31, 2024, and to the extent applicable, the fiscal years ended December 31, 2023 and December 31, 2022.
Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option/SAR Awards ($)	Non-equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(4) ($)	Total ($)
James B Archer President and Chief Executive Officer	2024	844,231	—	2,131,486	—	1,051,365	—	43,220	4,070,302
	2023	794,231	—	1,549,619	—	1,064,000	—	49,637	3,457,487
	2022	739,615	—	2,095,031	—	1,995,000	—	45,076	4,874,722
Jason Vlacich Chief Financial Officer and Chief Accounting Officer	2024	402,944	—	657,989	—	348,500	—	50,748	1,460,181
	2023	317,200	—	206,607	—	206,876	—	38,994	768,677
Eric T. Kalamaras Executive Vice President, Chief Financial Officer (former)	2024	63,179	—	—	—	29,003	—	773,460	865,642
	2023	438,794	—	619,851	—	374,233	—	57,276	1,490,154
	2022	426,013	—	1,986,021	—	726,665	—	41,712	3,180,411
Troy C. Schrenk Executive Vice President, Operations, Chief Commercial Officer	2024	397,793	—	617,000	—	316,200	—	43,603	1,374,596
	2023	370,067	—	413,229	—	315,618	—	58,787	1,157,701
	2022	359,288	—	1,788,016	—	612,850	—	38,245	2,798,399
Heidi D. Lewis Executive Vice President, General Counsel and Secretary	2024	373,327	—	392,644	—	281,250	—	49,426	1,096,647
	2023	361,238	—	206,607	—	234,325	—	40,128	842,298
Brendan Dowhaniuk Executive Vice President, Strategy & Corporate Development	2024	31,250	—	143,274	—	13,542	—	—	188,066

(1)
Amounts reported as salary reflect actual amounts paid in fiscal year of 2024, which might not match NEOs’ base salaries for 2024.

(2)
Included in this column is the full grant date fair value of all RSU and PSU awards made to each NEO in the applicable year. The grant date fair value of each grant is computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. The grant date fair value for relative TSR component of the PSU awards granted in 2024 is based upon the probable outcome of the performance condition as of the grant date and is calculated using a Monte Carlo simulation in accordance with FASB ASC Topic 718. Additional details regarding the grants of stock awards can be found in the Grants of Plan-Based Awards table and additional information regarding the assumptions used in such valuations may be found in Note 17 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The grant date fair value of the PSU awards granted to our NEOs in 2024, assuming the highest level of performance conditions associated with these PSUs occurs (capped at 200% of target) is as follows: Mr. Archer — $2,322,887; Mr. Vlacich — $550,154; Mr. Schrenk — $672,405; and Ms. Lewis — $427,903. Mr. Dowhaniuk did not receive PSUs in 2024. In connection with his termination of employment with the Company, Mr. Kalamaras was not awarded any RSUs and PSUs in 2024.

(3)
Amounts shown reflect cash bonuses earned under the Company’s 2024 short-term incentive plan and the Executive’s performance for the performance period. The amount reported for Mr. Kalamaras reflects a prorated amount determined in accordance with the Company’s 2024 short-term incentive plan based on actual performance during 2024. For Mr. Dowhaniuk reflects a prorated payment under the 2024 short-term incentive plan based on the number of days worked during 2024 and the Executive’s performance for the performance period.

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EXECUTIVE COMPENSATION
(4)
Amounts reported in this column with respect to 2024 consist of the following:

Name and Principal Position	Health Reimbursement(a) ($)	Auto Allowance(b) ($)	Personal Vehicle Company Car(c) ($)	401K Match(d) ($)	Other(e)	Total All Other Compensation ($)
James B Archer	26,224	—	—	16,996	—	43,220
Jason Vlacich	26,224	8,999	—	15,525	—	50,748
Eric T. Kalamaras	28,681	1,662	—	—	743,117	773,460
Troy C. Schrenk	26,224	346	816	16,217	—	43,603
Heidi D. Lewis	26,224	8,999	—	14,203	—	49,426
Brendan Dowhaniuk	—	—	—	—	—	—

(a)
Our executive officers participate in our broad-based employee welfare plans, including medical, dental and vision insurance. The Company reimburses our executive officers for certain expenses incurred by our executive officers and their dependents under our welfare plans, including premiums.

(b)
Messrs. Schrenk and Vlacich and Ms. Lewis receive, and Mr. Kalamaras received, an auto allowance in accordance with Company policy.

(c)
Represents the aggregate incremental cost to the Company of personal use of a Company vehicle. The Company determines the amount associated with personal use of a Company vehicle by calculating the incremental cost to the Company based on mileage and lease fees.

(d)
The amounts in this column include Company matching contributions under its 401(k) plan. The Company provides 401(k) matching contributions to all employees who participate in the Company’s 401(k) plan.

(e)
For Mr. Kalamaras, pursuant to his Separation and Release Agreement, represents the amounts paid or accrued in 2024 as severance for Mr. Kalamaras in connection with the termination of his employment with the Company.

2025 proxy statement	45

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards for Fiscal Year 2024
The following table sets forth information regarding all grants of plan-based awards that we made to our Named Executive Officers during 2024. Disclosure on a separate line is provided for each grant made to an NEO during the year.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James B. Archer	2/29/2024	$565,250	$1,130,500	$2,261,000	—	—	—	—	—	—	—
	2/29/2024	—	—	—	50,106	100,211	200,422	—	—	—	$1,161,444
	2/29/2024	—	—	—	—	—	—	100,211	—	—	$970,042
Jason Vlacich	2/29/2024	$174,250	$348,500	$697,000	—	—	—	—	—	—	—
	2/29/2024	—	—	—	11,867	23,734	47,468	—	—	—	$275,077
	2/29/2024	—	—	—	—	—	—	39,557	—	—	$382,912
Eric T. Kalamaras	1/25/2024	$187,116	$374,233	$748,465	—	—	—	—	—	—	—
Troy C. Schrenk	2/29/2024	$170,000	$340,000	$680,000	—	—	—	—	—	—	—
	2/29/2024	—	—	—	14,504	29,008	58,016	—	—	—	$336,203
	2/29/2024	—	—	—	—	—	—	29,008	—	—	$280,797
Heidi D. Lewis	2/29/2024	$140,625	$281,250	$562,500	—	—	—	—	—	—	—
	2/29/2024	—	—	—	9,230	18,460	36,920	—	—	—	$213,951
	2/29/2024	—	—	—	—	—	—	18,460	—	—	$178,693
Brendan Dowhaniuk	12/02/2024	$81,250	$162,500	$325,000	—	—	—	—	—	—	—
	12/02/2024	—	—	—	—	—	—	17,710	—	—	$143,274

(1)
Represents the threshold, target and maximum payout levels of target annual cash incentive awards granted under the Company’s 2024 short-term incentive plan. Performance below the threshold results in no payout. See “Compensation Discussion and Analysis — 2024 Named Executive Officer Compensation — Annual Short-Term Incentive Plan” beginning on page 36 for a discussion of the 2024 short-term incentive plan metrics and payouts. Payouts to Messrs. Kalamaras and Dowhaniuk were prorated based on days of service during 2024.

(2)
Represents threshold, target and maximum achievement for PSUs granted in 2024 under the Incentive Plan. No amounts may be earned below threshold performance. Vesting of these PSUs is subject to achievement of pre-established relative TSR and Qualifying EBITDA performance criteria over the three-year period commencing January 1, 2024, subject to the executive officer’s continued employment with the Company on the vesting date. See “Compensation Discussion and Analysis — 2024 Named Executive Officer Compensation — Equity Incentive Plan” for a description of the terms of the 2024 PSUs.

(3)
Represents RSUs granted under the Incentive Plan in 2024. These RSUs vest in four equal annual installments on each of the first four anniversaries of the grant date.

(4)
Represents the grant date fair value of RSUs and PSUs computed in accordance with FASB ASC Topic 718. The grant date fair value for relative TSR component of the PSU awards granted in 2024 is based upon the probable outcome of the performance condition as of the grant date and is calculated using a Monte Carlo simulation in accordance with FASB ASC Topic 718. additional information regarding the assumptions used in such valuations may be found in Note 17 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

46	investors.targethospitality.com

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table and footnotes present certain information concerning outstanding equity awards held by our NEOs as of December 31, 2024. The vesting schedules for awards are described in the footnotes to the table, and the vesting date for each award can be determined by referring to the grant date for each award.
		Option/SAR Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares or Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested(3) ($)
James B Archer	2/29/2024	—	—	—	—	—	100,211	968,038	100,211	968,038
	3/1/2023	—	—	—	—	—	43,269	417,979	38,462	371,543
	5/24/2022	—	—	—	—	—	—	—	500,000	4,830,000
	2/24/2022	—	—	—	—	—	124,584	1,203,481	—	—
	2/24/2022(6)	—	—	—	—	—	124,584	1,203,481	—	—
	2/25/2021	—	—	—	—	—	—	—	—	—
	3/04/2020	99,206	—	—	4.51	3/4/30	—	—	—	—
	5/21/2019	37,426	—	—	10.83	5/21/29	—	—	—	—
Jason Vlacich	2/29/2024	—	—	—	—	—	39,557	382,121	23,734	229,270
	3/1/2023	—	—	—	—	—	5,769	55,729	5,128	49,536
	7/12/2022	—	—	—	—	—	—	—	75,000	724,500
	2/24/2022	—	—	—	—	—	24,917	240,698	—	—
	2/24/2022(6)	—	—	—	—	—	24,917	240,698	—	—
	2/25/2021	—	—	—	—	—	—	—	—	—
	3/04/2020	19,841	—	—	4.51	3/4/30	—	—	—	—
	5/21/2019	—	—	—	—	—	—	—	—	—
Eric T. Kalamaras(5)	2/29/2024	—	—	—	—	—	—	—	—	—
	3/1/2023	—	—	—	—	—	17,307	167,186	15,385	148,619
	7/12/2022	—	—	—	—	—	—	—	200,000	1,932,000
	2/24/2022	—	—	—	—	—	74,751	722,095	—	—
	2/24/2022(6)	—	—	—	—	—	74,751	722,095	—	—
	2/25/2021	—	—	—	—	—	—	—	—	—
	3/04/2020	16,882	—	—	4.51	3/4/30	—	—	—	—
	9/03/2019	—	—	—	—	—	—	—	—	—
Troy C. Schrenk	2/29/2024	—	—	—	—	—	29,008	280,217	29,008	280,217
	3/1/2023	—	—	—	—	—	11,538	111,457	10,256	99,073
	7/12/2022	—	—	—	—	—	—	—	200,000	1,932,000
	2/24/2022	—	—	—	—	—	49,834	481,396	—	—
	2/24/2022(6)	—	—	—	—	—	49,834	481,396	—	—
	2/25/2021	—	—	—	—	—	—	—	—	—
	3/04/2020	19,841	—	—	4.51	3/4/30	—	—	—	—
	5/21/2019	104,791	—	—	10.83	5/21/29	—	—	—	—
2025 proxy statement	47

EXECUTIVE COMPENSATION
		Option/SAR Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares or Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested(3) ($)
Heidi D. Lewis	2/29/2024	—	—	—	—	—	18,460	178,324	18,460	178,324
	3/1/2023	—	—	—	—	—	5,769	55,729	5,128	49,536
	7/12/2022	—	—	—	—	—	—	—	75,000	724,500
	2/24/2022	—	—	—	—	—	24,917	240,698	—	—
	2/24/2022(6)	—	—	—	—	—	24,917	240,698	—	—
	2/25/2021	—	—	—	—	—	—	—	—	—
	3/04/2020	19,841	—	—	4.51	3/4/30	—	—	—	—
	5/21/2019	7,486	—	—	10.83	5/21/29	—	—	—	—
Brendan Dowhaniuk	12/02/2024	—	—	—	—	—	17,710	171,079	—	—

(1)
Stock Options granted in 2019 and 2020 are fully vested.

(2)
RSUs granted in 2022, 2023 and 2024 each have a four-year ratable vesting schedule, with 25% vesting each year starting on the first anniversary of the grant date.

(3)
The value of the RSUs and PSUs reported is based on a price of $9.66 per share, which was the closing price of the Company’s common stock on December 31, 2024, the last trading day of the Company’s fiscal year, multiplied by the number of shares underlying the RSUs or PSUs, as applicable, that had not vested.

(4)
PSUs may vest subject to achievement of applicable performance criteria following a three-year performance period. For the May/July 2022 PSUs the performance period begins in May/July of 2022 and ends on June 30, 2025. For the 2023 PSUs the performance period for the TSR component begins January 1, 2023 and ends December 31, 2025 and for the diversification EBITDA component begins March 1, 2023 and ends February 28, 2026. For the 2024 PSUs the performance period for the TSR component begins on January 1, 2024 and ends on December 31, 2026 and for the Qualifying EBITDA component begins on February 29, 2024 and ends February 28, 2027.       Shares shown in the table with respect to the May/July 2022 PSUs reflect target performance, shares shown in the table with respect to the2023 PSUs reflect target performance and shares shown in the table with respect to 2024 PSUs reflect target performance.

(5)
Pursuant to the terms of Mr. Kalamaras’ Separation Agreement and Release, each of the stock options, RSUs and PSUs presented remained outstanding following the termination of Mr. Kalamaras’ employment with the Company and continued to vest according to their terms and, in the case of PSUs, subject to actual achievement of applicable performance measures through January 22, 2025. Thereafter, each outstanding equity award or portion thereof that was not vested as of January 22, 2025 was forfeited, with vested stock options remaining exercisable for 90 days.

(6)
PSUs granted in February 2022 were earned based on the performance period that began on January 1, 2022 and ended on December 31, 2024. The number of shares issuable pursuant to the PSUs granted in February 2022 was determined in March 2025 and remained subject to service-based vesting through February 24, 2025. Amount reflects maximum performance of 150%.

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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested in Fiscal Year 2024
The following table sets forth information concerning stock options and stock appreciation rights exercised and RSU awards vested during 2024 for our Named Executive Officers.
	Option/SAR Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James B. Archer	271,739	$2,478,260	222,528	$2,087,628
Jason Vlacich	54,348	$484,784	43,543	$408,285
Eric T. Kalamaras	443,972	$2,607,675	130,633	$1,224,892
Troy C. Schrenk	108,695	$990,211	81,736	$768,047
Heidi D. Lewis	54,348	$495,110	43,543	$408,285
Brendan Dowhaniuk	—	$—	—	$—

(1)
The number of shares shown in the table reflects the gross number of shares each NEO was entitled to receive upon vesting of the underlying RSUs. The Company reduced the number of shares issued to each NEO by automatically withholding a number of shares with a fair market value as of the vesting date sufficient to satisfy required tax withholdings. Value realized on vesting is calculated by multiplying the number of shares acquired on vesting by the fair market value of the shares on the respective vesting dates.

Potential Payments Upon Termination or Change in Control
Except with respect to Mr. Kalamaras, the following table discloses the potential payments and benefits under our compensation benefit plans and agreements with our Named Executive Officers that may be paid in each situation in the table below, assuming that the termination of employment or change in control of our Company occurred on December 31, 2024, the last business day of our fiscal year, and that our common stock was valued at the closing market price as of December 31, 2024 of $9.66. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control, and therefore the actual amounts would vary from the estimated amounts in the tables below. In addition, the amount of payments and benefits that Named Executive Officers would actually receive may be materially less than the estimated amounts in the tables below because all amounts reported in the table below are calculated on a pre-tax basis. The amounts shown in the table do not include payments and benefits available generally to salaried employees, such as accrued vacation pay.
Mr. Kalamaras’ employment with the Company terminated effective January 22, 2024. In connection with the termination of his employment, Mr. Kalamaras entered into a Separation and Release Agreement with the Company, as described under “Employment and Separation Agreements” below, which provided for separation benefits that were consistent with Mr. Kalamaras’ entitlements under his employment agreement. For Mr. Kalamaras, the table below discloses the actual amounts payable pursuant to his Separation and Release Agreement.
Descriptions of the circumstances that would trigger payments or benefits to our NEOs under each of their respective employment, separation and equity award agreements and how such payments and benefits are determined follow this table.
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EXECUTIVE COMPENSATION
Name and Principal Position		Death ($)	Disability ($)	Termination by Company without Cause or by Executive for Good Reason ($)	Change in Control and Termination by Company without Cause or due to Disability or by Executive for Good Reason ($)
James B Archer President and CEO	Severance	$850,000	$69,863	$2,475,625	$4,951,250
	Non-Equity Incentive Award	$1,130,500	$1,130,500	$1,130,500	$1,130,500
	Vesting of Equity Awards(1)	$7,547,561	$7,547,561	$6,628,431]	$9,962,561
	Insurance (Health Benefits)	$—	$—	$32,775	$39,330
	Total	$9,528,061	$8,747,924	$10,267,331	$16,083,641
Jason Vlacich CFO and CAO	Severance	$410,000	$33,699	$758,500	$1,517,000
	Non-Equity Incentive Award	$348,500	$348,500	$348,500	$348,500
	Vesting of Equity Awards(1)	$1,560,298	$1,560,298	$1,024,295	$1,922,548
	Insurance (Health Benefits)	$—	$—	$26,220	$39,330
	Total	$2,318,798	$1,942,496	$2,157,515	$3,827,378
Eric T. Kalamaras CFO (Former)(2)	Severance	$—	$—	$814,507	$—
	Non-Equity Incentive Award	$—	$—	$29,003	$—
	Vesting of Equity Awards	$—	$—	$1,224,892	$—
	Insurance (Health Benefits)	$—	$—	$28,681	$—
	Total	$—	$—	$2,097,083	$—
Troy C. Schrenk CCO	Severance	$400,000	$32,877	$740,000	$1,480,000
	Non-Equity Incentive Award	$340,000	$340,000	$340,000	$340,000
	Vesting of Equity Awards(1)	$2,699,762	$2,699,762	$2,060,129	$3,665,762
	Insurance (Health Benefits)	$—	$—	$26,220	$39,330
	Total	$3,439,762	$3,072,639	$3,166,349	$5,525,092
Heidi D. Lewis EVP, GC and Secretary	Severance	$375,000	$30,822	$656,250	$1,312,500
	Non-Equity Incentive Award	$281,250	$281,250	$281,250	$281,250
	Vesting of Equity Awards(1)	$1,305,554	$1,305,554	$942,205	$1,667,804
	Insurance (Health Benefits)	$—	$—	$26,220	$39,330
	Total	$1,961,804	$1,617,626	$1,905,925	$3,300,884
Brendan Dowhaniuk EVP, Strategy & Corp. Dev.	Severance	$325,000	$26,712	$487,500	$975,000
	Non-Equity Incentive Award	$162,500	$162,500	$162,500	$162,500
	Vesting of RSU Sign-On Award	$171,079	$171,079	$171,079	$171,079
	Insurance (Health Benefits)	$—	$—	$26,220	$39,330
	Total	$658,579	$360,291	$847,299	$1,347,909

(1)
Includes 2022 PSUs valued at max (150%) and 2023 and 2024 PSUs valued at target (100%). Retention PSUs valued at 50% with the exception of CIC valued at 100%.

(2)
Reflects amounts actually paid under Mr. Kalamaras’ Separation and Release Agreement.

Employment Agreement and Equity Award Agreement Provisions Relating to Termination of Employment or Change in Control
We have entered into employment agreements and equity award agreements with each of our NEOs, and in the case of Mr. Kalamaras, a separation agreement, that provide certain benefits if the employment of such employees terminates due to the employee’s death, disability, is terminated without Cause or Good Reason, or terminates following a change in control of the Company. The terms of the employment agreements and separation agreement we have entered into with each of our NEOs are described below under “Employment and Separation Agreements.” The table below summarizes the benefits under the employment agreements and equity award agreements as applicable to each of our NEOs other than Mr. Kalamaras, who received payment in connection with his termination of employment pursuant
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EXECUTIVE COMPENSATION
to the terms of a Separation Agreement and Release, which were consistent with his entitlements under his employment agreement with the Company.
Equity
Termination Event	Applicable NEOs	Severance	Non-Equity Incentive Award	Insurance (Health Benefits)	Unvested RSU	Unvested PSUs
Death	All NEOs	1X base salary	Pro-rata portion of bonus based on Company actual performance	None	Fully vest
2022 PSU — vests based on actual performance during fiscal period
2022 Retention PSU — any PSU for which the performance milestone has been achieved will vest on termination date (others are forfeited)
2023 PSU and 2024 PSU — vests based on actual performance during fiscal period in which termination occurs

Disability	All NEOs	30 days’ salary from notice of termination	Pro-rata portion of bonus based on actual Company performance	None	Fully vest
2022 PSU — vests based on actual performance during fiscal period in which disability termination occurs
2022 Retention PSU — any PSU for which the performance milestone has been achieved will vest on disability termination date (others are forfeited)
2023 PSU and 2024 PSU — vests based on actual performance during fiscal period in which disability termination occurs

Without Cause or for Good Reason	Archer	1.25x (Base Salary + Target Bonus)	Pro-rata portion of bonus based on actual Company performance	15 months’ continued coverage under the Company’s health insurance plans	continued vesting during severance period (15 months)
2022 PSU — continued vesting during severance period (15 months — Archer, 12 months — other NEOs)
2022 Retention PSU — any PSU for which the performance milestone has been achieved will vest on termination date (others are forfeited)
2023 PSU and 2024 PSU — a pro rata portion of PSUs to vest based on months from grant date through the end of the severance period, subject to achievement of actual performance

	All other NEOs	1.0x (Base Salary + Target Bonus)	Pro-rata portion of bonus based on actual Company performance	12 months’ continued coverage under the Company’s health insurance plans	continued vesting during severance period (12 months)
2025 proxy statement	51

EXECUTIVE COMPENSATION
Equity
Termination Event	Applicable NEOs	Severance	Non-Equity Incentive Award	Insurance (Health Benefits)	Unvested RSU	Unvested PSUs
Qualifying Termination Following a Change in Control	Archer	2.5x (Base Salary + Target Bonus)	Pro-rata portion of bonus based on actual Company performance	1.2x the value of 18 months’ continued coverage under the Company’s health insurance plans	Fully vest on Qualifying Termination
2022 PSU — fully time-vest on Qualifying Termination and PSUs will be payable at the greater of target or the level of actual performance as of the date of the change in control
2022 Retention PSU — if change in control is prior to the end of the performance period and applicable time-vesting goal is satisfied as of termination date and if $12.50 performance milestone has been achieved before termination date, then all performance goals will be deemed satisfied
2023 PSU and 2024 PSU — fully time-vest on Qualifying Termination and PSUs will be payable at the greater of target or the level of actual performance as of the date of the change in control

	All other NEOs	2.0x (Base Salary + Target Bonus)	Pro-rata portion of bonus based on actual Company performance	1.5x the value of 12 months’ continued coverage under the Company’s health insurance plans	Fully vest on Qualifying Termination
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EXECUTIVE COMPENSATION
Employment and Separation Agreements
The employment and separation arrangements we have with our NEOs as of December 31, 2024 are summarized below.
JAMES B. ARCHER, PRESIDENT AND CHIEF EXECUTIVE OFFICER
On February 29, 2024, Target entered into an amended and restated employment agreement with James B. Archer providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $850,000, subject to increases approved by the board, which he may elect to receive in whole in the form of RSUs under the Incentive Plan, (iii) an annual target cash bonus performance target of 133% of his annual base salary and (iv) an annual long-term incentive opportunity with a target grant value of $1,900,000, but the actual value of any grant may be higher or lower based on Committee discretion.
If Mr. Archer’s employment with the Company is terminated other than for Cause or with Good Reason (as each such term is defined in his employment agreement), he will be entitled to receive: (i) 125% of the sum of his annual base salary and target annual bonus for the year of termination; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred for continued health insurance coverage for 15 months; and (iv) any unvested awards granted to Mr. Archer under the Incentive Plan will continue to vest during the severance period in accordance with their terms. In the event of a Change in Control (as defined in the Incentive Plan), if Mr. Archer’s employment with the Company is terminated other than for Cause or by Mr. Archer for Good Reason within 12 months following such Change in Control (or if Mr. Archer’s employment with the Company is terminated other than for Cause or as a result of disability prior to a Change in Control at the request of a third party or otherwise in anticipation of a Change in Control), he will be entitled to receive: (i) 250% of the sum of his base salary and his target annual bonus; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred by him for continued health insurance coverage for 18 months; and (iv) vesting of any unvested time-based equity awards.
JASON VLACICH, CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
On February 29, 2024, Target entered into an amended and restated employment agreement with Jason Vlacich providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $410,000, subject to increases approved by the board, which he may elect to receive in whole in the form of RSUs under the Incentive Plan, (iii) an annual target cash bonus performance target of 85% of his annual base salary, (iv) an annual long-term incentive opportunity with a target grant value of $450,000, but the actual value of any grant may be higher or lower based on Committee discretion and (v) a one-time grant of RSUs with a value equal to $150,000.
If Mr. Vlacich’s employment with the Company is terminated other than for Cause or with Good Reason (as each such term is defined in his employment agreement), he will be entitled to receive: (i) 100% of the sum of his annual base salary and target annual bonus for the year of termination; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred for continued health insurance coverage for 12 months; and (iv) any unvested awards granted to Mr. Vlacich under the Incentive Plan will continue to vest during the severance period in accordance with their terms. In the event of a Change in Control (as defined in the Incentive Plan), if Mr. Vlacich’s employment with the Company is terminated other than for Cause or by Mr. Vlacich with Good Reason within 12 months following such Change in Control (or if Mr. Vlacich’s employment with the Company is terminated other than for Cause or as a result of disability prior to a Change in Control at the request of a third party or otherwise in anticipation of a Change in Control), he will be entitled to receive: (i) 200% of the sum of his base salary and his target annual bonus; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred by him for continued health insurance coverage for 18 months; and (iv) vesting of any unvested time-based equity awards.
2025 proxy statement	53

EXECUTIVE COMPENSATION
TROY SCHRENK, CHIEF COMMERCIAL OFFICER
On February 29, 2024, Target entered into an amended and restated employment agreement with Troy Schrenk providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $400,000, subject to increases approved by the board, which he may elect to receive in whole in the form of RSUs under the Incentive Plan, (iii) an annual target cash bonus performance target of 85% of his annual base salary and (iv) an annual long-term incentive opportunity with a target grant value of $550,000, but the actual value of any grant may be higher or lower based on Committee discretion.
If Mr. Schrenk’s employment with the Company is terminated other than for Cause or with Good Reason (as each such term is defined in his employment agreement), he will be entitled to receive: (i) 100% of the sum of his annual base salary and target annual bonus for the year of termination; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred for continued health insurance coverage for 12 months; and (iv) any unvested awards granted to Mr. Schrenk under the Incentive Plan will continue to vest during the severance period in accordance with their terms. In the event of a Change in Control (as defined in the Incentive Plan), if Mr. Schrenk’s employment with the Company is terminated other than for Cause or by Mr. Schrenk with Good Reason within 12 months following such Change in Control (or if Mr. Schrenk’s employment with the Company is terminated other than for Cause or as a result of disability prior to a Change in Control at the request of a third party or otherwise in anticipation of a Change in Control), he will be entitled to receive: (i) 200% of the sum of his base salary and his target annual bonus; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred by him for continued health insurance coverage for 18 months; and (iv) vesting of any unvested time-based equity awards.
HEIDI D. LEWIS, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
On February 29, 2024, Target entered into an amended and restated employment agreement with Heidi D. Lewis, providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $375,000, subject to increases approved by the board, which she may elect to receive in whole in the form of RSUs under the Incentive Plan, (iii) an annual target cash bonus performance target of 75% of her annual salary and (iv) an annual long-term incentive opportunity with a target grant value of $350,000, but the actual value of any grant may be higher or lower based on Committee discretion.
If Ms. Lewis’s employment with the Company is terminated other than for Cause or with Good Reason (as each such term is defined in her employment agreement), she will be entitled to receive: (i) 100% of the sum of her annual base salary and target annual bonus for the year of termination; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred for continued health insurance coverage for 12 months; and (iv) any unvested awards granted to Ms. Lewis under the Incentive Plan will continue to vest during the severance in accordance with their terms. In the event of a Change in Control (as defined in the Incentive Plan), if Ms. Lewis’s employment with the Company is terminated other than for Cause or by Ms. Lewis with Good Reason within 12 months following such Change in Control (or if Ms. Lewis’s employment with the Company is terminated other than for Cause or as a result of disability prior to a Change in Control at the request of a third party or otherwise in anticipation of a Change in Control), she will be entitled to receive: (i) 200% of the sum of her base salary and her target annual bonus; (ii) a prorated bonus based on actual Company achievement; (iii) a payment equal to the costs that would be incurred by her for continued health insurance coverage for 18 months; and (iv) vesting of any unvested time-based equity awards.
BRENDAN DOWHANIUK, EXECUTIVE VICE PRESIDENT, STRATEGY & CORPORATE DEVELOPMENT
On December 2, 2024, Target entered into an employment agreement with Brendan Dowhaniuk, providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year
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EXECUTIVE COMPENSATION
extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $325,000, subject to increases approved by the board, which he may elect to receive in whole in the form of RSUs under the Incentive Plan, (iii) an annual target cash bonus performance target of 50% of his annual salary, (iv) an annual long-term incentive opportunity with a target grant value of $350,000, but the actual value of any grant may be higher or lower based on Committee discretion, (v) a sign-on RSU award with a grant value of $150,000, and (vi) reimbursement of reasonable relocation expenses, including up to 12 months of temporary housing, which relocation expenses are subject to repayment in the event Mr. Dowhaniuk’s employment with the Company terminates for any reason other than death, disability or by the Company without Cause prior to the first anniversary of Mr. Dowhaniuk’s employment with the Company.
If Mr. Dowhaniuk’s employment with the Company is terminated other than for Cause or with Good Reason (as each such term is defined in his employment agreement), he will be entitled to receive: (i) 100% of the sum of his annual base salary and target annual bonus for the year of termination; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred for continued health insurance coverage for 12 months; and (iv) any unvested awards granted to Mr. Dowhaniuk under the Incentive Plan will continue to vest during the severance in accordance with their terms. In the event of a Change in Control (as defined in the Incentive Plan), if Mr. Dowhaniuk’s employment with the Company is terminated other than for Cause or by Mr. Dowhaniuk with Good Reason within 12 months following such Change in Control (or if Mr. Dowhaniuk’s employment with the Company is terminated other than for Cause or as a result of disability prior to a Change in Control at the request of a third party or otherwise in anticipation of a Change in Control), he will be entitled to receive: (i) 200% of the sum of his base salary and his target annual bonus; (ii) a prorated bonus based on actual Company performance; (iii) a payment equal to the costs that would be incurred by him for continued health insurance coverage for 18 months; and (iv) vesting of any unvested time-based equity awards.
ERIC T. KALAMARAS, FORMER EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Consistent with the terms of Mr. Kalamaras’ employment agreement, on January 25, 2024, Target entered into a Separation Agreement and Release with Mr. Kalamaras providing, among other things, that in return for Mr. Kalamaras’s execution and non-revocation of the agreement, including the general release of claims in favor of the Company and continued compliance with restrictive covenants contained therein, Mr. Kalamaras was entitled to receive: (i) 100% of the sum of his annual base salary and target annual bonus for the year of termination, payable in equal installments over 12 months; (ii) a payment equal to the costs that would be incurred for continued health insurance coverage for 12 months, payable in equal installments over 12 months; (iii) a prorated 2024 bonus based on actual Company performance, payable at the time such bonuses are paid to other Company senior executives; and (iv) any unvested awards granted to Mr. Kalamaras under the Incentive Plan will continue to vest in accordance with their terms during the period in which he receives severance payments under the agreement.
2025 proxy statement	55

EXECUTIVE COMPENSATION
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulation S-K under the Exchange Act, we are disclosing the ratio of CEO (Mr. Archer) pay to the median employee pay of all our employees (excluding the CEO) in 2024, calculated in accordance with Item 402(u) of Regulation S-K.
The ratio of the 2024 annual total compensation of our CEO to the 2024 annual total compensation of the median employee of all employees (excluding the CEO) was 91:1.
This ratio was based on the following:
■
The 2024 annual total compensation of our CEO, determined as described in the Summary Compensation Table included in this Proxy Statement, which was $4,070,302; and

■
The 2024 annual total compensation of the employee identified as the median employee of the Company (other than our CEO), determined in accordance with the rules applicable to the Summary Compensation Table, which was $44,566.

For 2024 the Company identified its median employee in accordance with the rules prescribed by law. The methodology and the material assumptions and estimates we used to determine the median employee in 2024 and to calculate the ratio of our CEO’s and median employee’s annual total compensation in 2024 were as follows:
■
Total Employee Population: We determined that, as of December 31, 2024, the date we selected to identify the median employee, our employee population consisted of approximately 1,433 individuals. As permitted under the non-US de minimis exception, we excluded 24 employees located in jurisdictions outside of the United States (all 24 of which reside in Canada).

■
Compensation Measure Used to Identify the Median Employee: For purposes of identifying the median employee, we used the annualized base salary and overtime earnings for the period beginning January 1, 2024, and ending December 31, 2024.

■
Annual Total Compensation of CEO: With respect to the annual total compensation of our CEO, in accordance with SEC rules, we used the amount reported for Mr. Archer in the “Total” column for 2024 in the Summary Compensation Table included in this Proxy Statement. The 2024 total compensation for Mr. Archer was $4,070,302.

■
Annual Total Compensation of Median Employee: Based on the same methodology we use for NEOs in the Summary Compensation Table, the 2024 annual total compensation for the median employe was $44,566.

■
Ratio: The ratio of the 2024 total compensation of Mr. Archer to the 2024 annual total compensation of the median employee was 91 to 1.

Our reported pay ratio information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The SEC rules for identifying the median employee and calculating pay ratio allow companies to use different methodologies, exemptions, estimates, and assumptions. As a result, our pay ratio may not be comparable to the pay ratio reported by other companies.
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EXECUTIVE COMPENSATION
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company for the fiscal years listed below. The data included in the “compensation actually paid” columns does not reflect the actual amount of compensation earned or paid to our NEOs during the applicable fiscal year, and it is reported solely pursuant to SEC rules. The amount of “compensation actually paid” also does not represent amounts that have actually been earned or realized, including in respect of PSUs, RSUs and stock options. Performance conditions for many of these equity awards have either not yet been satisfied or applicable performance information is not yet available. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Executive Compensation — Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non- PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in 000s)(7)	Adjusted EBITDA ($ in 000s)(8)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2024	4,070,302	1,957,661	1,199,267	449,550	612	223	71,407	196,717
2023	3,457,487	(3,703,779)	1,064,708	(1,049,917)	616	187	173,700	344,217
2022	4,874,722	25,669,657	2,989,405	12,049,682	958	128	73,939	264,714
2021	3,581,389	5,136,429	1,593,231	2,408,446	225	153	(4,576)	119,176

(1)
Represents the amount reported for each of the corresponding years in the “Total” column of the Summary Compensation Table for Mr. Archer, the Company’s CEO.

(2)
Represents the amount of “compensation actually paid” to Mr. Archer, as computed in accordance with Item 402(v) of Regulation S-K. This amount does not reflect the total compensation actually realized or received by Mr. Archer. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	2024	2023	2022	2021
Summary Compensation Table Total	4,070,302	3,457,487	4,874,722	3,581,389
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(2,131,486)	(1,549,619)	(2,095,031)	(850,103)
Less, change in pension value and Non-Qualified Deferred Compensation earnings	0	0	0	0
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	1,384,506	840,193	11,624,887	1,809,574
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(1,621,290)	(7,410,418)	11,217,181	566,716
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	255,630	958,578	47,898	28,853
Compensation Actually Paid to Mr. Archer	1,957,661	(3,703,779)	25,669,657	5,136,429

(3)
Represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Archer) for each of the corresponding years in the “Total” column of the Summary Compensation Table. The names of each of the NEOs included for these purposes in each applicable year are as follows:

2025 proxy statement	57

EXECUTIVE COMPENSATION
Year	PEO	Non-PEO NEOs included in Average
2024	James B Archer	Jason Vlacich, Eric T. Kalamaras, Troy C. Schrenk, Heidi Lewis, Brendan Dowhaniuk
2023	James B Archer	Eric T. Kalamaras, Troy C. Schrenk, Heidi Lewis, Jason Vlacich, Travis Kelley
2022	James B Archer	Eric T. Kalamaras, Troy C. Schrenk
2021	James B Archer	Eric T. Kalamaras, Troy C. Schrenk

(4)
Represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Archer), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. These amounts do not reflect the total compensation actually realized or received by our Non-PEO NEOs. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Compensation Actually Paid to Non-PEO NEOs	2024	2023	2022	2021
Average Summary Compensation Table Total	1,199,267	1,064,708	2,989,405	1,593,231
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(416,908)	(361,574)	(1,887,019)	(425,052)
Less, change in pension value and Non-Qualified Deferred Compensation earnings	0	0	0	0
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	284,163	196,044	5,152,958	904,787
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	(365,707)	(2,286,425)	5,554,520	284,110
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	(251,265)	337,331	239,816	51,370
Average Compensation Actually Paid to Non-PEO NEOs	449,550	(1,049,917)	12,049,682	2,408,446

(5)
TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment if applicable, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is January 1, 2021.

(6)
The peer group used for the TSR calculation is the same peer group used by the Compensation Committee as the primary reference point to assess the competitiveness of compensation awarded to our NEOs, as described in the Compensation Discussion and Analysis above. The issuers comprising this peer group are described in “Executive Compensation — Compensation Discussion and Analysis — Use of Market Data” above. The issuers comprising this peer group have been updated from year to year to reflect changes in market cap and financials. Changes to the 2023 compensation peer group for compensation decisions made in 2023 are described in “Executive Compensation — Compensation Discussion and Analysis — Use of Market Data” above. Using the 2023 compensation peer group, the peer group TSR for 2024 would have been $196.

(7)
Represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is calculated as Adjusted EBITDA gross of bonus adjustments. For a discussion of our use of non-GAAP financial measures, including a reconciliation of (i) Adjusted EBITDA to net income (loss), please refer to the “Non-GAAP Financial Measures” section beginning on page 64 in Item 7 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Financial Performance Measures
As described in greater detail under “Executive Compensation — Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on the Company’s objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link
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EXECUTIVE COMPENSATION
executive “compensation actually paid” to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
■
Adjusted EBITDA

■
Relative TSR

■
Cash Flow

Description of Certain Relationships Between Information Presented in the Pay versus Performance Table
As described in more detail in the section titled “Executive Compensation — Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance Table.
Compensation Actually Paid vs. Company TSR and Peer Group TSR
The following graph provides an illustration of the relationship between “Compensation Actually Paid” for the PEO and average Non-PEO NEOs and the Total Shareholder Return of Target Hospitality and the Compensation Peer Group for the fiscal years ended December 31, 2024, 2023, 2022, and 2021.

Compensation Actually Paid vs Target Hospitality and Peer Group TSR
Compensation Actually Paid ($000)
30,000
25,000
20,000
15,000
10,000
5,000
00
-5,000
-10,000
1,250
1,000
750
500
250
0
Total Shareholder Return ($)
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Share Holder Return
Peer Group TSR (Compensation Peer Group)

2025 proxy statement	59

EXECUTIVE COMPENSATION
Compensation Actually Paid and Net Income
The following graph provides an illustration of the relationship between “Compensation Actually Paid” for the PEO and average Non-PEO NEOs and the Company’s Net Income for the fiscal years ended December 31, 2024, 2023, 2022, and 2021.

Compensation Actually Paid vs Net Income
30,000
25,000
20,000
15,000
10,000
5,000
00
-5,000
-10,000
Compensation Actually Paid ($000)
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
-20,000
Net Income (in $000s)
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (in $000s)

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EXECUTIVE COMPENSATION
Compensation Actually Paid and Adjusted EBITDA
The following graph provides an illustration of the relationship between “Compensation Actually Paid” for the PEO and average Non-PEO NEOs and the Company’s Adjusted EBITDA for the fiscal years ended December 31, 2024, 2023, 2022, and 2021.

Compensation Actually Paid vs Adjusted EBITDA
30,000
25,000
20,000
15,000
10,000
5,000
00
-5,000
-10,000
Compensation Actually Paid ($000)
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Adjusted EBITDA (in $000s)
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Adjusted EBITDA (in $000s)

2025 proxy statement	61

PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
PROPOSAL 4 SNAPSHOT
The Board seeks approval from stockholders to amend the Incentive Plan solely to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 5,000,000 shares to a total of 13,000,000 shares.

The Board recommends that you vote FOR this proposal. The Board believes that the amendment to the Incentive Plan is a critical compensation component with the ability to attract, retain and motivate employees by aligning their interests with the interests of stockholders and will provide us with the continued ability to link participants’ pay to stockholder returns.

Overview
On February 27, 2025, our Board approved and adopted, subject to stockholder approval, an amendment to the Incentive Plan, under which we would be authorized to grant cash and equity incentive awards to eligible participants. Under the Incentive Plan, as initially adopted by the Board on March 15, 2019 in connection with our business combination, the Compensation Committee was authorized to grant an aggregate of 4,000,000 shares of our common stock in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards, and performance compensation awards. In 2022, the Board approved an amendment to the Incentive Plan to increase the number of shares of our common stock available for issuance under the incentive Plan by 4,000,000 shares, which amendment was approved by our stockholders on May 19, 2022. This amendment to the Incentive Plan seeks to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 5,000,000 shares, to a total of 13,000,000 shares (the Incentive Plan, as amended by this amendment, (the “Amended Incentive Plan”).
Purpose of and Reasons for the Amended Incentive Plan
The purpose of the Amended Incentive Plan is to assist us in attracting, motivating, and retaining selected individuals who serve as our employees, directors, and consultants, whose judgment, interest, and special effort is critical to the successful conduct of our operation. We believe that the equity-based awards to be issued under the Amended Incentive Plan will motivate the recipients to offer their maximum effort to us and help focus them on the creation of long-term value consistent with the interests of our stockholders. Further, we believe that grants of incentive awards are necessary to enable us to attract and retain top talent. As of the record date, shares under the Incentive Plan are largely exhausted. If the Amended Incentive Plan is not approved, we will be significantly limited in our ability to issue long-term equity awards for upcoming grant cycles and in subsequent years, which we believe will significantly impair our efforts in aligning employees’ interests with those of stockholders, hiring and retaining top talent, and affecting the pay for performance component of our compensation philosophy.
Material Terms of the Amended Incentive Plan
The material terms of the Amended Incentive Plan are summarized below. The Board approved and adopted, subject to stockholder approval, the Amended Incentive Plan on February 27, 2025. A copy of the Amended Incentive Plan is attached to this proxy statement as Annex A.
Administration.   The Compensation Committee of the Board will administer the Amended Incentive Plan. The Compensation Committee will generally have authority to designate participants, determine the type or types of awards to be granted to a participant, determine the terms and conditions of any
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PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
agreements evidencing any awards granted under the Amended Incentive Plan and to adopt, alter, and repeal rules, guidelines and practices relating to the Amended Incentive Plan and to make any other determination and take any other action that it deems necessary or desirable for the administration of the Amended Incentive Plan. The Compensation Committee will have full discretion to administer and interpret the Amended Incentive Plan and to make any other determination and take any other action that it deems necessary or desirable for the administration of the Amended Incentive Plan.
Eligibility.   Our employees, directors, officers, advisors or consultants and prospective employees, directors, officers, advisors or consultants are eligible to participate in the Amended Incentive Plan. As of the record date, we had 863 employees, 7 directors, and 1 advisor and consultants who were eligible to participate in the Amended Incentive Plan. The basis for participation in the Amended Incentive Plan is the Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant will further its purposes.
Number of Shares Authorized.   If approved, the Amended Incentive Plan will reserve for issuance an aggregate of 13,000,000 shares of common stock. No more than 1,500,000 shares of Target Hospitality common stock may be granted under the Amended Incentive Plan to any participant during any fiscal year with respect to stock options and SARs. The maximum aggregate grant-date fair value of awards granted and cash fees paid to any non-employee director pursuant to the Amended Incentive Plan during any fiscal year may not exceed a total value of $600,000, provided that the Board may make exceptions to this limit for a non-executive Chair of the Board. Shares of Target Hospitality common stock underlying awards under the Amended Incentive Plan that are forfeited, cancelled, expired, unexercised or are settled in cash will be available again for new awards under the Amended Incentive Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares of Target Hospitality common stock reserved for issuance under the Amended Incentive Plan, the number of shares of Target Hospitality common stock covered by awards then outstanding under the Amended Incentive Plan, the limitations on awards under the Amended Incentive Plan, the exercise price of outstanding stock options and such other equitable substitution or adjustments as it may determine appropriate.
Term.   The Amended Incentive Plan will have a term of ten years from the date it is approved by stockholders and no further awards may be granted under the Amended Incentive Plan after that date.
Awards Available for Grant.   The Compensation Committee may grant awards of nonqualified stock options, incentive stock options (“ISOs”), SARs, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing.
Stock Options.   The Compensation Committee will be authorized to grant stock options to purchase shares of Target Hospitality common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code, for ISOs, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Stock Options granted under the Amended Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. In general, the exercise price per shares of Target Hospitality common stock for each stock option granted under the Amended Incentive Plan will not be less than the fair market value of such share at the time of grant. The maximum term of a stock option granted under the Amended Incentive Plan will be ten years from the date of grant (or five years in the case of ISOs granted to a 10% stockholder). However, if the stock option (including any stock options granted under the Amended Incentive Plan prior to the present amendment that are currently outstanding) would expire at a time when the exercise of the stock option by means of a cashless exercise or net exercise method (to the extent such method is otherwise then permitted by the Compensation Committee for purposes of payment of the exercise price and/or applicable withholding taxes) would violate applicable securities laws or any securities trading policy adopted by us, the expiration date applicable to the stock option will be automatically extended to a date that is 30 calendar days following the date such cashless exercise or net exercise would no longer violate applicable securities laws or applicable securities trading policy (so long as such extension does not violate Section 409A of the Code), but not later than the expiration of the original exercise period.
Unless otherwise provided in an award agreement, stock options granted under the Amended Incentive Plan will vest on the fourth anniversary of the grant date. Payment in respect of the exercise of a stock option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value
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PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or the Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Compensation Committee may determine to be appropriate.
Stock Appreciation Rights.   The Compensation Committee will be authorized to award SARs under the Amended Incentive Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of Target Hospitality common stock or any combination of cash and shares of Target Hospitality common stock, the appreciation, if any, in the value of a common share over a certain period of time. A stock option granted under the Amended Incentive Plan may include SARs and SARs may also be awarded to a participant independent of the grant of a stock option. SARs granted in connection with a stock option shall be subject to terms similar to the stock option corresponding to such SARs. SARs shall be subject to terms established by the Compensation Committee and reflected in the award agreement. Unless otherwise provided in an award agreement, SARs granted pursuant to the Amended Incentive Plan will vest and become exercisable on the fourth anniversary of the grant date.
Restricted Stock.   The Compensation Committee will be authorized to award restricted stock under the Amended Incentive Plan. Unless otherwise provided by the Compensation Committee and specified in an award agreement, restrictions on restricted stock will lapse after four years of service with us. The Compensation Committee will determine the terms of such restricted stock awards, including any dividend or voting rights. Restricted stock is shares of Target Hospitality common stock that generally are non-transferable and subject to other restrictions determined by the Compensation Committee for a specified period. Unless the Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited. Dividends, if any, that may have been withheld by the Compensation Committee shall be distributed to the Participant in cash or, at the sole discretion of the Compensation Committee, in shares of Target Hospitality common stock having a fair market value equal to the amount of such dividends, upon the release of any applicable restrictions, if the applicable share is forfeited, the participant shall have no right to such dividends (except as otherwise provided in the applicable award agreement).
Restricted Stock Unit Awards.   The Compensation Committee will be authorized to award restricted stock unit awards. Unless otherwise provided by the Compensation Committee and specified in an award agreement, restricted stock units will vest after four years of service with us. The Compensation Committee will determine the terms of such restricted stock units, including any dividend rights. Unless the Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of Target Hospitality common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares of Target Hospitality common stock at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. Dividends, if any, that may have been withheld by the Compensation Committee shall be distributed to the Participant in cash or, at the sole discretion of the Compensation Committee, in shares of Target Hospitality common stock having a fair market value equal to the amount of such dividends, upon the release of any applicable restrictions, if the applicable share is forfeited, the participant shall have no right to such dividends (except as otherwise provided in the applicable award agreement).
Stock Bonus Awards.   The Compensation Committee will be authorized to grant awards of unrestricted shares of Target Hospitality common stock or other awards denominated in shares of Target Hospitality common stock, either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee may determine.
Performance Compensation Awards.   The Compensation Committee will be authorized to grant any award, including in the form of cash, under the Amended Incentive Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals, measured on an absolute or relative basis. The Compensation Committee may establish these performance goals with reference to one or more of the following: (i) net earnings or net income (before
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PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) objective measures of customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) objective measures of personal targets, goals or completion of projects; or any combination of the foregoing.
Minimum Vesting.   Notwithstanding any provision of the Amended Incentive Plan to the contrary, awards granted under the Amended Incentive Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the award is granted. Certain awards are exempt from the minimum vesting requirement, which include any (i) Substitute Awards (as defined in the Amended Incentive Plan), (ii) common shares delivered in lieu of fully vested cash awards, (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) additional awards the Compensation Committee may grant. The minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award including, but not limited to, cases of retirement, death, disability or a Change in Control (as defined in the Amended Incentive Plan).
Transferability.   Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Compensation Committee, however, may permit awards (other than ISOs) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.
Amendment and Termination.   In general, the Board may amend, suspend or terminate the Amended Incentive Plan at any time. However, stockholder approval to amend the Amended Incentive Plan may be necessary if the law or the Amended Incentive Plan so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.
Change in Control.   Except as otherwise provided in an award agreement or the Amended Incentive Plan, if a participant experiences a “Qualifying Termination” (as defined in the Amended Incentive Plan), in the event of a “Change in Control” (as defined in the Amended Incentive Plan), the Compensation Committee may provide that all outstanding stock options and equity awards (other than performance compensation awards) issued under the Amended Incentive Plan will become fully vested and performance compensation awards will vest based on the level of attainment of the specified performance goals. The Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a Change in Control.
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PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options.   If an optionee is granted a non-qualified stock option under the Amended Incentive Plan, the optionee should not have taxable income on the grant of the stock option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of Target Hospitality common stock on the date the optionee exercises such stock option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
Incentive Stock Options.   A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of Target Hospitality common stock received over the ISO exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Stock Appreciation Rights.   Generally, a participant will recognize ordinary income upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any shares of common stock received. We or our subsidiaries or affiliates generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Restricted Stock.   A participant should not have taxable income on the grant of unvested restricted stock, nor will we or our subsidiaries or affiliates then be entitled to any deduction, unless the participant makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and we or our subsidiaries or affiliates will be entitled to a corresponding deduction in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price, if any, paid for the restricted stock. Stock bonus awards are taxed in a similar manner as when a restricted stock award is no longer subject to a substantial risk of forfeiture.
If the participant makes a valid election under Section 83(b) of the Code with respect to restricted stock, the participant generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price, if any, for the restricted stock, and we or our subsidiaries or affiliates will be entitled to a deduction for that same amount.
Restricted Stock Units.   A participant will not recognize taxable income at the time of the grant of the restricted stock units, and neither we nor our subsidiaries or affiliates will be entitled to a deduction at that time. When a restricted stock unit is paid, whether in cash or common stock, the participant will have
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PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
ordinary income equal to the fair market value of the shares delivered or the cash paid, and we or our subsidiaries or affiliates will be entitled to a corresponding deduction.
Cash-Based Awards.   A participant generally will not recognize taxable income at the time of the grant of a cash-based award, and neither we nor our subsidiaries or affiliates will be entitled to a deduction at that time. When any such cash-based award is paid, whether in cash or common stock, the participant will have ordinary income equal to the cash paid, and we or our subsidiaries or affiliates will be entitled to a corresponding deduction.
Section 409A of the Code
Certain types of awards under the Amended Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% tax (and, potentially, certain interest and penalties). To the extent applicable, the Amended Incentive Plan and awards granted under the Amended Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the plan administrator, the Amended Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Deductibility of Executive Compensation
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we are allowed to deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m) of the Code, including payments made under the Amended Incentive Plan. The Compensation Committee believes that the potential deductibility of the compensation payable under the Amended Incentive Plan and its other compensation plans and arrangements should be only one of a number of relevant factors taken into consideration in establishing those plans and arrangements for our executive officers and not the sole governing factor.
Awards Subject to Shareholder Approval
The aggregate number of shares of Common Stock issuable under the Incentive Plan, prior to amendment, may not exceed 8,000,000. As of the record date, the Company has awarded an aggregate of 2,992,857 PSUs contingent upon shareholders’ approval of this Proposal 4. If the Amended Incentive Plan is approved, after taking into account the awards issued subject to shareholder approval of the Amended Incentive Plan assuming maximum performance, an aggregate of 2,195,682 shares of Common Stock will be available for future grant under the Amended Incentive Plan (subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, or similar transaction). The table below presents the number of PSU awards that are subject to shareholder approval of this Proposal 4 that would be received by the executive officers, executive officers as a group, non-executive directors as a group and non-executive officer employees as a group. The awards outlined below were approved by the Compensation Committee but were conditioned upon shareholder approval of the Amended Incentive Plan. Consequently, these awards will be settled in cash if shareholders do not approve this Proposal 4.
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PROPOSAL 4: SECOND AMENDMENT TO THE INCENTIVE PLAN
Name and Position	Dollar Value(1)	Target PSUs (#)	Maximum PSUs (#)
James B. Archer President and Chief Executive Officer	$2,025,269	2,169,643	2,339,286
Jason Vlacich Chief Financial Officer and Chief Accounting Officer	$628,818	653,571	707,142
Troy C. Schrenk Senior E.V.P., Operations and Chief Commercial Officer	$389,419	49,107	98,214
Heidi D. Lewis E.V.P., General Counsel and Secretary	$283,212	35,714	71,428
Brendan Dowhaniuk E.V.P., Strategy & Corporate Development	$247,813	31,250	62,500]
Executive Officer Group	$3,574,531	2,939,285	3,278,570
Non-Executive Officer Employee Group	$424,818	53,571	107,142

(1)
The dollar value to be received in connection with these awards is not determinable.

New Plan Benefits
Grants of awards under the Amended Incentive Plan are subject to the discretion of the plan administrator. Therefore, other than the conditional grants described above, it is not possible to determine the future benefits that will be received by participants under the Amended Incentive Plan.
Equity Compensation Plan Information
On March 6, 2019, our shareholders approved the Incentive Plan in connection with the business combination. The Incentive Plan is administered by the Compensation Committee. Under the Incentive Plan, the Compensation Committee may grant an aggregate of 4,000,000 shares of Common Stock in the form of stock options, SARs, restricted stock, RSUs, stock bonus awards, and performance compensation awards. On May 19, 2022, the Company’s stockholders approved an amendment to the Incentive Plan to increase the number of shares authorized under the Incentive Plan by 4,000,000 shares. As of December 31, 2024, 10,919,715 securities had been granted under the Incentive Plan, excluding 116,837 RSUs paid in cash, and including 1,578,537 of SARs, which were settled in cash.
Plan Category	Common shares to be issued upon Exercise of Outstanding Options, Restricted Stock Units, and Performance Stock Units (a)	Weighted Average Exercise Price of Outstanding Options	Common Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Common Shares Reflected in Column (a)
Equity compensation plans approved by Target Hospitality stockholders(1)	2,748,593	$7.38	953,569
Equity compensation plans not approved by stockholders	—	—	—
Total	2,748,593	$7.38	953,569

(1)
The number of common shares reported in Column (a) excludes shares associated with grants that were withheld for tax liabilities and grants that were forfeited or expired on or before December 31, 2024, as shares associated with grants that were withheld for tax liabilities and forfeited and expired grants are available for reissuance under the Incentive Plan. The amounts and values in Column (a) comprise 985,077 equity-based RSUs at a weighted average grant price of $7.60, 1,401,407 equity-based PSUs (assumed at a payout of 100% of Target) at a weighted average grant price of $6.02, and 362,109 stock options at a weighted average exercise price of $7.38. For additional information on the awards outstanding under the Plan, see Note 17 in the audited consolidated financial statements included in Part II, Item 8 within this Annual Report on Form 10-K.

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CERTAIN RELATIONSHIP AND RELATED PARTY TRANSACTIONS
CERTAIN RELATIONSHIP AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements, we describe below transactions to which we were a party or will be a party, in which:
■
the amounts involved exceeded or will exceed $120,000; and

■
any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.
The following persons and entities that participated in the transactions listed in this section were “related persons” (as defined below) at the time of the transaction:
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
On the March 15, 2019, Target Hospitality, Arrow Holding S.a r.l. (“Arrow”), Algeco Investments B.V. (“Algeco Investments”), and certain other parties named on the signature pages thereto, entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), that amends and restates that certain registration rights agreement, dated January 11, 2018 by and among Platinum Eagle Acquisition Corp., our legal predecessor, and certain of its initial investors and provides such initial investors, Arrow and Algeco Investments with certain demand, shelf and piggyback registration rights covering all shares of Target Hospitality common stock and warrants to purchase shares of Target Hospitality common stock owned by each holder, until such shares or warrants, as applicable, cease to be “Registrable Securities” as defined in the Registration Rights Agreement. The Registration Rights Agreement provides each of Arrow, Algeco Investments and certain of the initial investors (the “Initiating Holders”) the right to request an unlimited number of demands at any time following the Closing Date and customary shelf registration rights, subject to certain conditions. In addition, the agreement grants each of Arrow, Algeco Investments and the Initiating Holders piggyback registration rights with respect to registration statements filed subsequent to March 15, 2019. The Company is responsible for all Registration Expenses (as defined in the Registration Rights Agreement) in connection with any demand, shelf or piggyback registration by any of the Initiating Holders. The registration rights under the Registration Rights Agreement are subject to customary lock-up provisions.
Review, Approval or Ratification of Transactions with Related Persons
Our Board adopted a written statement of policy for the evaluation of and the approval, disapproval and monitoring of transactions involving us and “Related Persons.” For the purposes of the policy, a “Related Person” is (i) any director or executive officer, and any individual who was a director or executive officer at any time since the beginning of the last fiscal year; (ii) any nominee for election as a director of the Company; (iii) any individual or entity known to the Company to be the beneficial owner of more than five percent (5%) of any class of the Company’s voting securities; and (iv) any immediate family member of an individual identified in clauses (i) through (iii) above.
Our related person transactions policy requires that all related person transactions shall be consummated or continued only if the Audit Committee shall approve or ratify such transaction as in, or not inconsistent with, the best interests of the Company and its stockholders. In reviewing any such related person transaction, the Audit Committee will consider all of the material facts of such transaction, including consideration of the following factors to the extent relevant:
■
a general description of the transaction, including the material terms and conditions;

2025 proxy statement	69

CERTAIN RELATIONSHIP AND RELATED PARTY TRANSACTIONS
■
the basis on which such individual or entity is a Related Person;

■
the Related Person’s interest in the transaction, including the Related Person’s position or relationship with, or ownership of, any entity that is a party to or has an interest in the transaction;

■
the approximate dollar value of the transaction, and the approximate dollar value of the Related Person’s interest in the transaction without regard to amount of profit or loss;

■
in the case of (i) a lease or other transaction providing for periodic payments or installments, the aggregate amount of all periodic payments or installments expected to be made, or (ii) indebtedness, the aggregate amount of principal to be outstanding and the rate or amount of interest to be payable on such indebtedness; and

■
any other material information regarding the transaction or the Related Person’s interest in the transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership
The following table sets forth information regarding the beneficial ownership of our common stock as of March 25, 2025, by each person who is the beneficial owner of more than 5% of our common shares; each of our Named Executive Officers and directors; and all of our executive officers and directors as a group. The beneficial ownership of our common stock is based on 98,813,130 shares of common stock issued and outstanding as of March 25, 2025.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all common shares beneficially owned by them. To our knowledge, no common shares beneficially owned by any executive officer, director or director nominee have been pledged as security.
Name and Address of Beneficial Owner	Number of Shares	%
Directors and Named Executive Officers(1)
James B. Archer(2)	1,729,616	1.7%
Jason P. Vlacich(3)	112,243	*
Eric T. Kalamaras(4)	30,480	*
Troy C. Schrenk(5)	282,737	*
Heidi D. Lewis(6)	183,412	*
Brendan Dowhaniuk	—	—
Stephen Robertson(7)	64,801,003	65.6%
John C. Dorman(8)	13,047	*
Alex Hernandez(9)	16,840	*
Martin Jimmerson(10)	156,404	*
Linda Medler(11)	46,824	*
Pamela H. Patenaude(12)	54,270	*
All Directors and Executive Officers as a Group (12 Individuals)	67,634,844	68.0%
Five Percent Holders
Arrow(7)(13)	48,997,138	49.6%
MFA Global(7)(14)	15,628,865	15.8%
Private Capital Management, LLC(15)	5,933,303	6.0%
Conversant Capital LLC(16)	5,042,960	5.1%

*
Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options or warrants that are currently exercisable or exercisable within 60 days and RSUs that will settle within 60 days. Unless otherwise noted, the business address of each of the stockholders listed is 9320 Lakeside Boulevard, Suite 300, The Woodlands, Texas 77381.

(2)
Includes 136,632 shares of common stock that Mr. Archer will have the right to acquire within 60 days of the record date through the exercise of stock options.

(3)
Includes 19,841 shares of common stock that Mr. Vlacich will have the right to acquire within 60 days of the record date through exercise of stock options.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(4)
According to a Form 4 filed October 12, 2023 on behalf of Mr. Kalamaras.

(5)
Includes 124,632 shares of common stock that Mr. Schrenk will have the right to acquire within 60 days of the record date through the exercise of stock options.

(6)
Includes 27,327 shares of common stock that Ms. Lewis will have the right to acquire within 60 days of the record date through the exercise of stock options.

(7)
TDR Capital is manager of the investment fund which is the ultimate beneficial owner of Arrow and MFA Global S.a r.l. (“MFA Global”). See Notes (13) and (14) below. TDR Capital is run by its board and investment committee which consists of the partners of the firm. As one of the founding partners of TDR Capital, Mr. Robertson may be deemed to beneficially own the securities held by the Arrow and MFA Global through his ability to either vote or direct the vote of such securities or dispose or direct the disposition of such securities, either through his role at TDR Capital, contract, understanding or otherwise. Mr. Robertson disclaims beneficial ownership of such securities, if any, except to the extent of his pecuniary interest in the funds owned or managed by TDR Capital. The reported number also includes 175,000 shares of common stock held directly by Mr. Robertson.

(8)
Includes 9,965 shares of common stock that Mr. Dorman will have the right to receive within 60 days of the record date through the settlement of RSUs.

(9)
Includes 9,965 shares of common stock that Mr. Hernandez will have the right to receive within 60 days of the record date through the settlement of RSUs.

(10)
Includes 9,965 shares of common stock that Mr. Jimmerson will have the right to receive within 60 days of the record date through the settlement of RSUs.

(11)
Includes 9,965 shares of common stock that Ms. Medler will have the right to receive within 60 days of the record date through the settlement of RSUs.

(12)
Includes 9,965 shares of common stock that Ms. Patenaude will have the right to receive within 60 days of the record date through the settlement of RSUs.

(13)
TDR Capital is manager of the investment fund which is the ultimate beneficial owner of Arrow. TDR Capital controls all of Arrow’s voting rights in respect of its investments and no one else has equivalent control over the investments. The investors in Arrow are passive investors (as they are limited partners) and no investor directly or indirectly beneficially owns 20% or more of the shares or voting rights through their investment in Arrow. TDR Capital is run by its board and investment committee, which consists of the partners of the firm. The reported number includes 12,998 shares of common stock common stock that Arrow will have the right to receive within 60 days of the record date through the settlement of RSUs, which were issued to Mr. Robertson as part of our annual non-executive director compensation program and subsequently transferred to Arrow in accordance with the internal policies of TDR Capital.

(14)
TDR Capital is the manager of the investment fund that is the ultimate beneficial owner of MFA Global and is the controlling shareholder of the group of entities forming the direct and indirect ownership chain from MFA Global to the investment fund of which TDR Capital is the manager. TDR Capital controls the majority of MFA Global’s voting rights in respect of its investment and no one else has equivalent control over the investments. TDR Capital is run by its board and investment committee which consists of the partners of the firm.

(15)
According to a Schedule 13G/A filed February 5, 2024 on behalf of Private Capital Management, LLC, Private Capital Management, LLC has beneficial ownership over the shares reported. Private Capital Management, LLC has shared voting power with respect to 3,631,221 shares, and sole and shared dispositive power with respect to 2,302,082 shares and 3,631,221 shares, respectively. The business address of this stockholder is 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108.

(16)
According to a Schedule 13G filed March 26, 2024 on behalf of Conversant Capital LLC, Conversant Opportunity Master Fund LP, Conversant GP Holdings LLC and Michael Simanovsky (collectively, the “Conversant Stockholders”), the Conversant Stockholders have beneficial ownership over the shares reported. The Conversant Stockholders have shared voting power and shared dispositive power with respect to the 5,042,960 shares reported. The business address of the Conversant Stockholders is 25 Deforest Avenue, Summit, New Jersey 07901.

72	investors.targethospitality.com

OTHER MATTERS
OTHER MATTERS
Delinquent Section 16(A) Reports
The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Exchange Act in 2024 were timely filed.
Matters Raised at the 2025 Annual Meeting Not Included in this Proxy Statement
We do not know of any matters to be acted upon at the Annual Meeting other than those discussed in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.
Stockholder Proposals and Director Nominations for the 2026 Annual Meeting
For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Generally, such proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year, which was April 8, 2025. Therefore, we have determined that Rule 14a-8 stockholder proposals must be received by the Company at its office at 9320 Lakeside Boulevard, Suite 300, The Woodlands, Texas 77381, no later than December 9, 2025.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not earlier than the close of business on the 120th day, and not later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is greater than 30 days before, or greater than 60 days after such anniversary date, notice by the stockholders to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and, (ii) if the first public announcement of the date of such meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Currently, we expect our 2026 Annual Meeting to be no greater than 30 days before and no greater than 60 days after the anniversary date of the 2024 Annual Meeting. Accordingly, for our 2026 Annual Meeting, assuming that we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than February 21, 2026 and no earlier than January 22, 2026. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chair of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures, or the procedures set forth in the bylaws.
Access to Annual Report on Form 10-K
The 2024 annual report to stockholders, including financial statements, was delivered or made available with this proxy statement. On written request, we will provide, without charge to each record or beneficial holder of our common stock as of March 25, 2025, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, including the financial statements, schedules and a list of exhibits thereto. Written requests should be directed to our executive office located at 9320 Lakeside Boulevard, Suite 300, The Woodlands, Texas 77381.
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OTHER MATTERS
Information about the Virtual Annual Meeting and Voting
WHY AM I RECEIVING THESE PROXY MATERIALS?
You are invited to attend the Virtual Annual Meeting via live webcast and are entitled to vote on the items of business described in this proxy statement because you are a stockholder of our Company as of the record date. The proxy materials include the notice of Annual Meeting, this proxy statement for the Annual Meeting and our annual report, which includes our Form 10-K. If you received a paper copy of these materials by mail or email, the proxy materials also include a proxy card or voting instruction card for the Annual Meeting.
WHEN AND WHERE WILL THE COMPANY HOLD THE VIRTUAL ANNUAL MEETING?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast on May 22, 2025. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the record date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/THCORP2025. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included with these proxy materials.
The meeting webcast will begin promptly at 10:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Central Time, and you should allow ample time for the check-in procedures.
WHY A VIRTUAL MEETING?
We are pleased to offer our stockholders a completely virtual Annual Meeting, which provides worldwide access, improved communication and cost savings for our stockholders and Target Hospitality.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/THCORP2025. You also will be able to vote your shares electronically at the Annual Meeting.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
WHO MAY VOTE AT THE ANNUAL MEETING?
As of the record date, March 25, 2025, there were 98,813,130 shares of our common stock issued and outstanding. You may vote all of the shares of our common stock that you own at the close of business on the record date. You may cast one vote for each share that you own. We do not have cumulative voting rights for the election of directors.
WHAT IS A QUORUM?
A quorum must be present at the Annual Meeting in order to transact business. A quorum will be present if a majority of our shares of common stock entitled to vote are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, no business may be conducted at the Annual Meeting, in which case the Annual Meeting may be adjourned, without a vote of stockholders by the chair of the Annual Meeting, until such time as a quorum is present.
Proxies received and marked as abstentions from voting on a proposal, and broker non-votes are counted for determining whether a quorum is present. A “broker non-vote” results when a trust, broker, bank, or
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OTHER MATTERS
other nominee or fiduciary that holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have the discretionary authority to vote on a matter. If a properly executed proxy has not been returned, the holder is not present for quorum purposes.
WHAT AM I VOTING ON, HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS AND APPROVE THE OTHER PROPOSALS, AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?
Proposal No. 1: Elect as directors the six nominees named in the proxy statement
As there are six nominees for the six seats up for election, each nominee will be elected as a director if she or he receives a plurality of the total votes cast “FOR” her or his election as a director at the Annual Meeting. Any abstentions or broker non-votes are not counted as votes cast either “FOR” or “WITHHELD” with respect to a director’s election and will have no effect on the election of directors.
The Board recommends a vote FOR the election of each nominee as a director.

Proposal No. 2: Ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2025
Ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2025 requires a majority of the votes cast on the proposal at the Annual Meeting to be voted “FOR” this proposal. Abstentions will be the equivalent of a vote “AGAINST” Proposal No. 2. Because the ratification of the selection of our independent registered public accounting firm is considered a “routine” item, brokerage firms may vote in their discretion on Proposal 2 on behalf of beneficial owners who have not furnished voting instructions before the date of the Annual Meeting.
The Board recommends a vote FOR the ratification of EY’s appointment.

Proposal No. 3: Approve, on an advisory basis, the compensation of our Named Executive Officers
The Board and the Compensation Committee will consider the majority of the votes cast “FOR” the proposal at the Annual Meeting as approval, on an advisory basis, of the compensation paid to our Named Executive Officers as described in this Proxy Statement. Abstentions will be the equivalent of a vote “AGAINST” Proposal No. 3. Broker non-votes are not considered votes cast and will have no effect on the results of this proposal.
The Board recommends a vote FOR the approval of the compensation of our Named Executive Officers.

Proposal No. 4: Approve the Second Amendment to the Incentive Plan
Broker non-votes are not counted as votes cast either “FOR” or “AGAINST” with respect to the Amended Incentive Plan. An abstention with respect to the Amended Incentive Plan will have the same effect as a vote cast “AGAINST” the Amended Incentive Plan.
The Board recommends a vote FOR the Amended Incentive Plan.

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OTHER MATTERS
HOW MANY VOTES DO I HAVE?
You have one vote on each proposal for each share of common stock that you owned as of the record date, March 25, 2025.
HOW DO I VOTE MY SHARES?
Stockholders of Record
If you are a stockholder of record (i.e., you hold your shares in certificate form or through an account with our transfer agent, Continental Stock Transfer & Trust Company), then you can attend the Annual Meeting via live webcast, complete a ballot and submit it. You may also vote by completing, signing and dating the proxy card that you received from us, and returning it in the accompanying pre-addressed envelope. IF YOU VOTE BY MAIL, YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING DATE.
Beneficial Owners
If you are a beneficial owner of shares registered in the name of your brokerage firm, bank or other agent, then you should receive a notice containing voting instructions from that organization rather than our Company. Simply follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. See “How do I attend the Annual Meeting in person?” below for more information on how to attend the annual meeting.
Even if you plan to attend the Annual Meeting via webcast, please authorize a proxy to vote your shares right away, by following the instructions on the proxy card that you received from us or the voting instruction card that you received from your broker, bank or other agent. By voting by proxy, you will be directing the persons designated as proxy holders as your proxies to vote your shares at the Annual Meeting in accordance with your instructions.
WILL MY SHARES BE VOTED IF I DO NOT COMPLETE, SIGN, DATE AND RETURN MY PROXY CARD OR VOTING INSTRUCTION CARD, OR VOTE BY SOME OTHER METHOD?
If you are a registered “record” stockholder and you do not vote your shares by completing, signing, dating and returning a proxy card, your shares will not be voted unless you attend the Annual Meeting via webcast and vote in person. In addition, if you sign, date and return a proxy card, but do not complete voting instructions for a proposal, your shares will be voted with respect to such proposal by the named proxies in accordance with the Board’s recommendations and in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting.
If your shares are held in a brokerage account or by a bank or other agent, you are considered the “beneficial owner” of shares held in “street name” and the proxy materials were forwarded to you by that organization. In order to vote your shares, you must follow the voting instructions provided to you by that organization. Brokerage firms, banks and other agents are required to request voting instructions for shares they hold on behalf of customers and others. As the beneficial owner, you have the right to direct the record holder how to vote and you are also invited to attend the Annual Meeting via webcast. We encourage you to provide instructions to your brokerage firm, bank or other agent on how to vote your shares. Because a beneficial owner is not the record stockholder, you may not vote the shares at the Annual Meeting via webcast unless you obtain a legal proxy from the record holder giving you the right to vote the shares at the meeting.
Even if you do not provide voting instructions on your voting instruction card, your shares may be voted if you hold shares through an account with a brokerage firm, bank or other agent. Brokerage firms have the authority under Nasdaq rules to vote shares for which their customers do not provide voting instructions on certain routine matters. Proposal No. 2, to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2025, is considered a routine matter for which
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OTHER MATTERS
brokers, banks and other agents may vote in the absence of specific instructions. When a proposal is not considered routine and the broker, bank or other agent has not received voting instructions from the beneficial owner of the shares with respect to such proposal, such firm cannot vote the shares on that proposal. All proposals, other than Proposal No. 2, are non-routine proposals. Votes that cannot be cast by a broker, bank or other agent on non-routine matters are known as “broker non-votes.”
HOW CAN I REVOKE MY PROXY AND CHANGE MY VOTE PRIOR TO THE ANNUAL MEETING?
You may revoke your proxy or change your vote at any time prior to the vote taken at the Annual Meeting.
Stockholders of Record
You may revoke your proxy by (i) notifying our Corporate Secretary, at our office at 9320 Lakeside Boulevard, Suite 300, The Woodlands, Texas 77381, in writing that you wish to revoke your proxy; (ii) submitting a proxy dated later than your original proxy; or (iii) attending the Annual Meeting via webcast and voting by ballot. Attending the Annual Meeting via webcast will not by itself revoke a proxy; you must submit a ballot and vote your shares at the Annual Meeting.
Beneficial Owners
For shares you hold beneficially or in street name, you may change your vote by following the specific voting instructions provided to you by the record holder to change or revoke any instructions you have already provided, or, if you obtained a legal proxy from your brokerage firm, bank or other agent giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
WHO PAYS THE COSTS OF THE PROXY SOLICITATION?
We will pay the cost of soliciting proxies. Beyond these proxy materials, our directors and employees may solicit proxies in person, by telephone or by electronic communication. Directors and employees will not receive any additional compensation for soliciting proxies. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Annual Meeting, and we expect that Sodali’s fee will be $7,500 plus reimbursement of disbursements. Sodali’s address is 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902. Stockholders can reach Sodali at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY CARD OR VOTING INSTRUCTION CARD?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with our transfer agent and/or brokerage firm, bank or other agent, or you may hold shares in different ways or in multiple names (such as through joint tenancy, trusts and custodial accounts). Please vote all of your shares.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be provided in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting.
WHAT IS “HOUSEHOLDING” AND HOW DOES IT WORK?
Under the rules adopted by the SEC, we may deliver a single Notice to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a
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OTHER MATTERS
separate copy of the Notice, as requested, to any stockholder at the shared address to which a single copy of the Notice was delivered. If you prefer to receive separate copies of the Notice, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future Notices for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to our executive office located at 9320 Lakeside Boulevard, Suite 300, The Woodlands, Texas 77381.
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ANNEX A
ANNEX A
SECOND AMENDMENT TO THE
TARGET HOSPITALITY CORP. 2019 INCENTIVE AWARD PLAN
This Second Amendment to the Target Hospitality Corp. 2019 Incentive Award Plan, as amended, dated as of February 27, 2025 (this “Amendment”) is made and adopted by Target Hospitality Corp., a Delaware corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Target Hospitality Corp. 2019 Incentive Award Plan, as amended (the “Plan”).
RECITALS
WHEREAS, the Company previously adopted the Plan to provide equity compensation awards to eligible participants under the Plan;
WHEREAS, the Company desires to amend the Plan by increasing the numbers of shares of the Company’s common stock available for issuance under the plan by 5,000,000 shares, so that the aggregate number of shares of the Company’s common stock available for issuance under the Plan is increased from 8,000,000 shares to 13,000,000 shares; and
WHEREAS, subject to certain limitations, Section 14 of the Plan gives the Company the authority to amend the Plan from time to time.
NOW THEREFORE, the Company hereby amends Section 5(b) of the Plan, effective as of the date of this Amendment is approved by the shareholders of the Company, to be and to read as follows:
1.
Section 5(b)(i) shall be and hereby is amended by revising the sentence to read: “(i) the Committee is authorized to deliver under the Plan an aggregate of 13,000,000 Common Shares”.

IN WITNESS WHEREOF, the Company has caused the Plan to be amended by this Amendment this 27th day of February 2025, to be effective as stated herein.
TARGET HOSPITALITY CORP.
By:
Its:
2025 proxy statement	A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV63993-P27477! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.TARGET HOSPITALITY CORP.TARGET LODGING9320 LAKESIDE BLVD.SUITE 300THE WOODLANDS, TX 77381Nominees:The Board of Directors recommends you vote FOR the following proposals:2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.4. Second Amendment to the Target Hospitality Corp. 2019 Incentive Award Plan, as amended.3. Advisory Vote on the Compensation of our Named Executive Officers (Say on Pay).NOTE: Such other business as may properly come before the meeting or any adjournment thereof.1. Elect as directors the 6 nominees listed in the ProxyStatement to serve until the 2026 Annual Meeting ofStockholders or until their successors are duly electedand qualifiedTARGET HOSPITALITY CORP.The Board of Directors recommends you vote FORthe following:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.01) James B. Archer02) Alex Hernandez03) Martin Jimmerson04) Linda Medler05) Pamela H. Patenaude06) Stephen RobertsonSCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/THCORP2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V63994-P27477Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.TARGET HOSPITALITY CORP.Annual Meeting of StockholdersMay 22, 2025 10:00 AM Central TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Heidi D. Lewis, Jason Vlacich and James B. Archer, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TARGET HOSPITALITY CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Central Time on May 22, 2025,at www.virtualshareholdermeeting.com/THCORP2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side